UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SITO MOBILE, LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Marcelle S. Balcombe, Esq.	Keith E. Gottfried, Esq.
Sichenzia Ross Ference Kesner LLP	Morgan, Lewis & Bockius LLP
61 Broadway, 32nd Floor	1111 Pennsylvania Avenue, N.W.
New York, NY 10006	Washington, DC 20004-2541
(212) 930-9700	(202) 739-5947

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MAY 8, 2017

SITO MOBILE, LTD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 27, 2017

Dear Stockholder:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of SITO Mobile, Ltd. (“SITO”, “SITO Mobile”, the “Company”, “we” or “our”) which will be held on June 27, 2017, at [●] local time, at [●].

We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To elect the five directors named in the accompanying proxy statement to serve on the Board of Directors (the “Board” or the “SITO Board”), each to serve until the 2018 annual meeting of stockholders and, thereafter, until their successors are duly elected and qualified;

2. To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (“SEC”); and

3. To ratify the adoption by the SITO Board of our Section 382 Tax Benefits Preservation Plan, attached as Appendix A to this Proxy Statement.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly be brought before the meeting.

At this Annual Meeting, the terms of all six members of our Board will expire and the size of our Board will automatically revert back to five (5) members.

As you may be aware, on April 7, 2017, Stephen D. Baksa purported to notify the Company that he intends to nominate five (5) director candidates, including two members of the Board of Directors of Evolving Systems, Inc. (“Evolving Systems”), for election to our Board at the Annual Meeting, which, if elected, would replace our entire Board (the “Baksa Purported Nominating Notice”). Mr. Baksa is a party to a Schedule 13D filed with the SEC relating to the Company where he has disclosed that he is a member of a “group” with Thomas M. Candelaria (collectively, the “Baksa Group”). According to the Schedule 13D Amendment filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Baksa Group on May 1, 2017, the Baksa Group claims to beneficially own, in the aggregate, approximately 6.8% of our outstanding common stock. Also, on April 7, 2017, Karen Singer caused TAR Holdings LLC (collectively, the “Karen Singer Group”), to purport to notify SITO Mobile that it intends to nominate three (3) director candidates, including one member of the Board of Directors of Evolving Systems and an individual who is a paid consultant to Evolving Systems and is also Karen Singer’s brother-in-law, for election to our Board at the Annual Meeting, which, if elected, would represent more than a majority of the members of our Board (the “Singer Purported Nominating Notice”). According to the Schedule 13D Amendment filed with the SEC by the Karen Singer Group on May 5, 2017, the Karen Singer Group claims to beneficially own approximately 10.2% of our outstanding common stock. We do not endorse the election of any of the Baksa Group’s or the Karen Singer Group’s purported candidates as directors.

On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that the Baksa Purported Nominating Notice may not comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) and requested additional documentation to verify information contained in the Baksa Purported Nominating Notice. On April 28, 2017, Mr. Baksa sent a letter to the Company wherein he indicated his refusal to provide the Company with the requested verification.

On April 20, 2017, the Company delivered a letter to TAR Holdings LLC / Karen Singer expressing its concerns that the Singer Purported Nominating Notice may not comply with the Bylaws and requested additional documentation to verify information contained in the Singer Purported Nominating Notice. On April 28, 2017, TAR Holdings LLC’s legal counsel, Andrews Kurth Kenyon LLP, sent a letter to the Company’s legal counsel, Morgan, Lewis & Bockius LLP wherein it indicated TAR Holdings’ refusal to provide the Company with the requested verification.

The Company’s Bylaws provide that if the SITO Board was to make a determination that the Baksa Purported Nominating Notice and/or the Singer Purported Nominating Notice did not comply with the Bylaws, including if they failed to provide a requested verification of information contained in a purported notice of nomination, and that, accordingly, the Baksa Group and/or the Karen Singer Group had not submitted to the Company a timely and proper advance notice of nomination in compliance with the Bylaws, then if the Baksa Group and/or the Karen Singer Group attempted to nominate their respective purported proposed candidates for election to the SITO Board at the 2017 Annual Meeting, such purported proposed candidates would be disregarded and any ballots cast for such purported proposed nominees would be void. As of the date of this proxy statement, the SITO Board has yet to make a determination regarding whether the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice comply with the Bylaws and whether to disregard any of their respective purported proposed candidates for election to the SITO Board at the 2017 Annual Meeting.

Notwithstanding SITO’s belief that the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice may not comply with the Bylaws and that, accordingly, the Baksa Group and the Karen Singer Group may not have submitted to the Company a timely and proper advance notice of nomination of proposed candidates for election to the SITO Board in compliance with the Bylaws, you may receive proxy solicitation materials from (i) the Baksa Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Baksa Group, including, but not limited to, the Baksa Group’s purported proposed director candidates, Matthew Stecker (Chairman of the Evolving Systems Board of Directors) and Thomas Thekkethala (CEO of Evolving Systems and a member of its Board of Directors), such as an opposition proxy statement and proxy card, and/or (ii) the Karen Singer Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Karen Singer Group, including Karen Singer’s husband Gary A. Singer, her son Julian D. Singer, and Karen Singer’s purported proposed director candidates Steven G. Singer (brother of Gary A. Singer and brother-in-law of Karen Singer and paid consultant to Evolving Systems) and Richard Ramlall (member of the Board of Directors of Evolving Systems), such as an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Baksa Group or the Karen Singer Group contained in any proxy solicitation materials filed or disseminated by the Baksa Group or the Karen Singer Group or any other statements that the Baksa Group, the Karen Singer Group or any other participant in their respective solicitations may otherwise make.

While the Baksa Group and the Karen Singer Group have each purported to assert that they are not a group for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the Baksa Group and the Karen Singer Group have purported to nominate candidates for election to the SITO Board with close ties to Evolving Systems, a publicly-held company where Karen Singer claims to be the largest stockholder (according to a Schedule 13D Amendment filed on April 7, 2017, she currently owns 21.2% of Evolving Systems’ stock), including (i) the Baksa Group’s purported proposed director candidates Matthew Stecker and Thomas Thekkethala, both of whom are members of the Board of Directors of Evolving Systems and members of its senior leadership team, and (ii) the Karen Singer Group’s purported proposed director candidates Richard Ramlall and Steven G. Singer, who are, respectively, a member of the Board of Directors of Evolving Systems and a paid consultant to Evolving Systems (and brother-in-law of Karen Singer). In addition, the family of Karen Singer has longstanding ties to Matthew Stecker, one of the Baksa Group’s purported proposed candidates for election to the SITO Board who has worked with the family of Karen Singer at various other publicly–held companies including MRV Communications, Inc., Livewire Mobile, Inc. and Concurrent Computer Corporation.

Our Board does not endorse any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates and recommends that you vote “FOR” each of the nominees proposed by our Board using only the WHITE proxy card or by following the instructions to vote your shares over the Internet, by telephone or in person at the Annual Meeting.

Your Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form that the Baksa Group, the Karen Singer Group, Gary A. Singer, Julian D. Singer, or any person other than the Company may send to you, even as a protest vote against the Baksa Group or the Karen Singer Group, or any of the Baksa Group’s or the Karen Singer Group’s purported director candidates. Even a “WITHHOLD” vote with respect to the Baksa Group’s or the Karen Singer Group’s purported director candidates on their respective proxy cards will cancel any previously submitted WHITE proxy card vote. If you do sign a proxy card sent to you by the Baksa Group or the Karen Singer Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record as of the close of business on [●], 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournments, postponements, reschedulings or continuations thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices located at The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ for 10 days before the meeting and during the meeting. Any stockholder of record in attendance at the Annual Meeting and entitled to vote may do so in person, even if such stockholder returned a proxy.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. Please sign and return the enclosed WHITE proxy card as soon as possible in the envelope provided, or vote by telephone or via the Internet as provided in the WHITE proxy card. Voting by proxy will ensure your representation at the Annual Meeting if you do not attend in person. If you attend the meeting and you are a stockholder of record, you can revoke your proxy at any time before it is exercised at the meeting and vote your shares personally by following the procedures described in the Proxy Statement. If you hold your shares through a broker, bank, or other institution (the “holder”), please be sure to follow the voting instructions that you receive from the holder. The holder will not be able to vote your shares on any of the proposals unless you have provided voting instructions.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc., toll free at (800) 322-2885.

We look forward to seeing you.

Sincerely,

/s/ Betsy J. Bernard

Betsy J. Bernard

Lead Independent Director

Jersey City, New Jersey

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2017

Our Proxy Statement is attached. Financial and other information concerning our company is contained in our Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”). Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement, Annual Report and a WHITE proxy card, and by notifying you of the availability of these proxy materials on the Internet. This Proxy Statement and our Annual Report are available at [●].

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE BAKSA GROUP, THE Karen SINGER GROUP, GARY A. SINGER, JULIAN D. SINGER, ANY REPRESENTATIVES OF EVOLVING SYSTEMS OR ANY PERSON OTHER THAN THE COMPANY EVEN AS A PROTEST VOTE AGAINST THE BAKSA GROUP OR THE Karen SINGER GROUP OR ANY OF THE BAKSA GROUP OR THE Karen SINGER GROUP’S PURPORTED DIRECTOR CANDIDATES. Any proxy card you sign and return to the Baksa Group or the Karen Singer Group for any reason could invalidate previous WHITE proxy cards sent by you to support the Company’s Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING
INSTRUCTION FORM SENT TO YOU BY THE BAKSA GROUP, THE Karen SINGER GROUP, GARY A. SINGER, JULIAN D. SINGER OR ANY PERSON OTHER THAN THE COMPANY.

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MAY 8, 2017

SITO MOBILE, LTD.
The Newport Corporate Center, 100 Town

Square Place, Suite 204

Jersey City, NJ 07301

General

The Board of Directors (the “Board”) of SITO Mobile, Ltd. (“SITO”, “SITO Mobile,” “the Company,” “we” or “our”) is soliciting proxies for the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at [●], on June 27, 2017, at [●], local time, and at any adjournments, reschedulings, continuations or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

Our principal executive offices are located at the address listed at the top of the page, and the telephone number there is (201) 275-0555.

Important Information about the Annual Meeting and Voting

Q.	Will there be a proxy contest at the Annual Meeting?	A.	As you may be aware, on April 7, 2017, Stephen D. Baksa purported to notify SITO Mobile that he intends to nominate five (5) director candidates, including two members of the Board of Directors of Evolving Systems, Inc. (“Evolving Systems”), for election to our Board of Directors (the “Board” or the “SITO Board”) at the Annual Meeting (the “Baksa Proxy Solicitation”), which, if elected, would replace our entire Board (the “Baksa Purported Nominating Notice”). Mr. Baksa is a party to a Schedule 13D filed with the U.S. Securities and Exchange Commission (“SEC”) relating to the Company where he has disclosed that he is a member of a “group” with Thomas M. Candelaria (collectively, the “Baksa Group”). According to the Schedule 13D Amendment filed with the SEC by the Baksa Group on May 1, 2017, the Baksa Group claims to beneficially own approximately 6.8% of our outstanding common stock. Also, on April 7, 2017, Karen Singer caused TAR Holdings LLC (collectively, the “Karen Singer Group”), to purport to notify SITO Mobile that it intends to nominate three (3) director candidates, including one member of the Board of Directors of Evolving Systems and an individual who is a paid consultant to Evolving Systems and is also Karen Singer’s brother-in-law, for election to our Board at the Annual Meeting (the “Karen Singer Proxy Solicitation”, which, if elected, would represent more than a majority of the members of our Board (the “Singer Purported Nominating Notice”). According to the Schedule 13D Amendment filed with the SEC by the Karen Singer Group on May 5, 2017, the Karen Singer Group claims to beneficially own approximately 10.2% of our outstanding common stock. We do not endorse the election of any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates.

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On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that the Baksa Purported Nominating Notice may not comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) and requested additional documentation to verify information contained in the Baksa Purported Nominating Notice. On April 28, 2017, Mr. Baksa sent a letter to the Company wherein he indicated his refusal to provide the Company with the requested verification.

On April 20, 2017, the Company delivered a letter to TAR Holdings LLC / Karen Singer expressing its concerns that the Singer Purported Nominating Notice may not comply with the Bylaws and requested additional documentation to verify information contained in the Singer Purported Nominating Notice. On April 28, 2017, TAR Holdings LLC’s legal counsel, Andrews Kurth Kenyon LLP, sent a letter to the Company’s legal counsel, Morgan, Lewis & Bockius LLP wherein Andrews Kurth indicated TAR Holdings LLC’s refusal to provide the Company with the requested verification.

The Company’s Bylaws provide that if the Company’s Board was to make a determination that the Baksa Purported Nominating Notice and/or the Singer Purported Nominating Notice did not comply with the Bylaws including, if they failed to provide a requested verification of information contained in a purported notice of nomination, and that, accordingly, the Baksa Group and/or the Karen Singer Group had not submitted to the Company a timely and proper advance notice of nomination in compliance with the Bylaws, then if the Baksa Group and/or the Karen Singer Group attempted to nominate their respective purported proposed director candidates for election to the SITO Board at the 2017 Annual Meeting, such purported proposed director candidates would be disregarded and any ballots cast for such purported proposed director candidates would be void. As of the date of this proxy statement, the SITO Board has yet to make a determination regarding whether the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice comply with the Bylaws and whether to disregard any of their respective purported proposed candidates for election to the SITO Board at the 2017 Annual Meeting.

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Notwithstanding SITO’s belief that the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice may not comply with the Bylaws and that, accordingly, the Baksa Group and the Karen Singer Group may not have submitted to the Company a timely and proper advance notice of nomination in compliance with the Bylaws, you may receive proxy solicitation materials from (i) the Baksa Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Baksa Group, including, but not limited to, the Baksa Group’s purported proposed director candidates Matthew Stecker (Chairman of the Evolving Systems Board of Directors) and Thomas Thekkethala (CEO of Evolving Systems and a member of its Board of Directors), such as an opposition proxy statement and proxy card, and/or (ii) the Karen Singer Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Karen Singer Group, including Karen Singer’s husband Gary A. Singer, her son Julian D. Singer, and the Karen Singer Group’s purported proposed director candidates Steven G. Singer (Gary A. Singer’s brother and Karen Singer’s brother-in-law and a paid consultant to Evolving Systems) and Richard Ramlall (a member of the Evolving Systems Board of Directors), such as an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Baksa Group or the Karen Singer Group contained in any proxy solicitation materials filed or disseminated by the Baksa Group or the Karen Singer Group or any other statements that the Baksa Group or the Karen Singer Group may otherwise make.

While the Baksa Group and the Singer Group have each purported to assert that they are not a group for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the Baksa Group and the Karen Singer Group have purported to nominate candidates for election to the SITO Board with close ties to Evolving Systems, a publicly-held company where Karen Singer claims to be the largest stockholder (according to a Schedule 13D Amendment filed on April 7, 2017, she currently owns 21.2% of Evolving Systems common stock), including (i) the Baksa Group’s purported proposed director candidates Matthew Stecker and Thomas Thekkethala, both of whom are members of the Board of Directors of Evolving Systems and members of its senior leadership team, and (ii) the Karen Singer Group’s purported proposed director candidates Richard Ramlall and Steven G. Singer, who are, respectively, a member of the Board of Directors of Evolving Systems and a paid consultant to Evolving Systems (and brother-in-law of Karen Singer). In addition, the family of Karen Singer has longstanding ties to Matthew Stecker, one of the Baksa Group’s purported proposed candidates for election to the SITO Board who has worked with the family of Karen Singer at various other publicly–held companies including MRV Communications, Inc., Livewire Mobile, Inc. and Concurrent Computer Corporation.

You may receive multiple mailings from the Baksa Group or the Karen Singer Group. You will also likely receive multiple mailings from the Company prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. Proxy cards provided by the Company will be WHITE. Please see “What should I do if I receive a proxy card from the Baksa Group or the Karen Singer Group?” and “What does it mean if I receive more than one WHITE proxy card or voting instruction form?” below for more information.

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In selecting the director nominees that we are proposing for election in this proxy statement, your Board has focused on selecting highly-qualified board candidates with relevant industry experience, as well as other experiences and qualifications, who will work together constructively with a focus on enhancing our oversight, commitment to operational excellence, financial strength and the creation of long-term value for our stockholders. Your Board is pleased to nominate for election as directors the five (5) persons named in Proposal No. 1 in this proxy statement and on the enclosed WHITE proxy card. We believe our five (5) director nominees, Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard and Lowell W. Robinson have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate the Company through the complex and dynamic business environment in which we operate and to create long-term value for our stockholders.

Our Board does not endorse any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates and recommends that you vote “FOR” each of the nominees proposed by the Board using the WHITE proxy card or by following the instructions for voting over the Internet, by telephone or in person at the Annual Meeting. Our Board strongly urges you NOT to sign or return any proxy card sent to you by the Baksa Group or the Karen Singer Group or any other participant in their solicitations. If you have previously submitted a proxy card sent to you by the Baksa Group or the Karen Singer Group, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by casting a later-dated vote using the enclosed WHITE proxy card or voting over the Internet, by telephone or in person at the Annual Meeting. Only the latest dated, valid proxy you submit will be counted.

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Q.	What should I do if I receive a proxy card from the Baksa Group, the Karen Singer Group, any of the participants in their respective solicitation or any other person?	A.	Our Board does not endorse any Baksa Group or Karen Singer Group purported proposed director candidates and strongly urges you NOT to sign or return any proxy card or voting instruction form that you may receive from the Baksa Group, the Karen Singer Group, Gary G. Singer, Julian D. Singer, any representative of Evolving Systems or any person other than the Company, even as a protest vote against the Baksa Group, the Karen Singer Group or any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates. Voting to “WITHHOLD” with respect to any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates on its proxy card is not the same as voting for our Board’s nominees because a vote to “WITHHOLD” with respect to any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates on its proxy card will revoke any proxy you previously submitted and thus you will cancel any proxy previously given to the Company.

If you previously signed a proxy card sent to you by the Baksa Group or the Karen Singer Group, you can change or revoke that proxy and vote for the Board’s nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote over the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the Annual Meeting to vote in person. Only your latest dated, valid proxy or vote will be counted at the Annual Meeting. Any proxy may be changed or revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” below.

If you need assistance changing or revoking your vote, please call the Company’s proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, to be held at [●], on June 27, 2017, at [●], local time. As a stockholder of record of the Company, you are invited to attend the Annual Meeting and you are entitled and requested to vote on the proposals described in this proxy statement.

Q.	What is included in the proxy materials?	A.	The proxy materials include this proxy statement, a WHITE proxy card and our Annual Report on Form 10-K for the year ended December 31, 2016.

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Q.	What are the recommendations of the Board?	A.	Our Board recommends that you vote your shares in accordance with the instructions on your WHITE proxy card as follows:

			●	(i)	“FOR” the election of all the nominees listed in proposal 1, Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard and Lowell W. Robinson, to the Board to serve until our 2018 annual meeting of stockholders and thereafter until their successors are elected and qualified;

● (ii) FOR” the proposal to approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2016, as such compensation is disclosed in this proxy statement, which disclosure includes the proxy statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures; and

● (iii) “FOR” the proposal to ratify our Board’s adoption of a Section 382 Tax Benefits Preservation Plan.

Our Board strongly urges you NOT to sign or return any proxy card sent to you by the Baksa Group, the Karen Singer Group, Gary A. Singer, Julian D. Singer, any representatives of Evolving Systems or any person other than the Company.

Q.	Who can vote at the Annual Meeting and what are the voting rights of such stockholders?	A.	Our Board has fixed the close of business on [●], 2017 as the Record Date for the determination of holders of our outstanding shares entitled to notice of, and to vote on, all matters presented at the Annual Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, there were approximately [●] shares of the Company’s common stock issued and outstanding. This Proxy Statement, the accompanying form of WHITE proxy card and the Annual Report are first being mailed on or about [●], 2017 to all stockholders of record as of the close of business on the Record Date.

Q.	How do I vote?	A.	If you hold your shares directly and not through a bank, broker or other nominee, you may vote four ways:

(1) Over the Internet: Refer to the enclosed WHITE proxy card or voting instruction form for instructions on voting your shares over the Internet, which will include the website and the control number to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

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			(2)	By Telephone: Refer to the enclosed WHITE proxy card or voting instruction form for instructions on voting your shares by telephone, which will include a toll-free number for the United States, Canada and Puerto Rico and the control number to access your account. Simply follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

			(3)	By Mail: If you received your proxy materials by mail, complete and sign your WHITE proxy card or voting instruction form and mail it in the enclosed postage prepaid envelope we provided so that it is received by June 26, 2017, the day before the Annual Meeting, to be sure it is received in time to count.

			(4)	In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

You will not be able to vote shares you hold in street name through a bank, broker or other nominee in person at the Annual Meeting unless you have a legal proxy from that bank, broker or other nominee issued in your name giving you the right to vote your shares.

Q.	How will my shares be voted if I do not return my proxy or do not provide specific voting instructions in the WHITE proxy card or voting instruction form that I submit?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting. If you submit a WHITE proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion on how to vote with respect to any other matters properly presented for a vote at the Annual Meeting, subject to compliance with Rule 14a-4(c) of the Exchange Act.

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If your shares are held in street name at a broker, your broker may under certain circumstances vote your shares on “routine” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker does not have the authority to vote on any “non-routine” proposals at the Annual Meeting and a “broker non-vote” would occur. If the Annual Meeting is the subject of a contested solicitation, all proposals at the Annual Meeting would be considered “non-routine” and therefore your bank, broker or other nominee would not have the authority to vote on a proposal at the Annual Meeting if you do not provide voting instructions with respect to such proposal.

Q.	How will my shares be voted if I mark “Abstain” on my proxy card?	A.	We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

Q.	Can I change my vote or revoke my proxy?	A.	If your shares are registered directly in your name, you may revoke your proxy or change your vote at any time before the Annual Meeting. To do so, you must do one of the following:

			(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

			(2)	Sign a new proxy and mail it as instructed above. Only your latest dated, valid proxy received will be counted.

			(3)	Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

			(4)	Deliver to our principal offices (Attention: Investor Relations) a written instrument that revokes the proxy.

If your shares are held in street name, you may submit a new, later-dated voting instruction form or contact your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question above entitled “How do I vote?”.

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If you have previously signed a proxy card sent to you by the Baksa Group or the Karen Singer Group, you may change your vote by marking, signing, dating and returning the WHITE proxy card or by voting by telephone, via the Internet or in person at the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted. Submitting a proxy card sent to you by the Baksa Group or the Karen Singer Group will revoke votes you have previously made via the Company’s WHITE proxy card.

Q.	What effect do broker non-votes have on the proposals?	A.	If you hold shares through an account with a broker, the voting of the shares by such broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). In uncontested solicitations, these rules allow brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” brokers may not vote shares without your instruction. Shares that are voted on “routine” proposals by brokers but not on those proposals deemed “non-routine” are referred to as “broker non-votes” with respect to the “non-routine” proposals.

When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, brokers do not have discretion to vote shares that they hold in their name on behalf of the beneficial holders. Because the Baksa Group and the Karen Singer Group have submitted purported notices of their intent to nominate directors, the Annual Meeting may be the subject of a contested solicitation, and if it is the subject of a contested solicitation and you hold your shares in the name of your bank, broker or other nominee (sometimes called “street name” or “nominee name”) and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

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Please note that if your shares are held in “street name” and you want your vote to be counted on any of the proposals to be considered at the Annual Meeting, including the election of directors, you must instruct your bank, broker or other nominee how to vote your shares. If you do not provide voting instructions with respect to a proposal to be considered at the Annual Meeting, no votes will be cast on your behalf by your bank, broker or other nominee with respect to such proposal.

Q.	What does it mean if I receive more than one WHITE proxy card or voting instruction form?	A.	It generally means your shares are registered differently or are in more than one account. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, or by voting by ballot at the Annual Meeting.

As previously noted, Stephen D. Baksa has provided us with a purported notice indicating that he intends to nominate five (5) director candidates, including two members of the Board of Directors of Evolving Systems, for election as directors at the Annual Meeting in opposition to the five (5) highly-qualified and experienced director candidates nominated by the Board, and the Karen Singer Group has provided us with a purported notice indicating that it intends to nominate three (3) director candidates, including one member of the Board of Directors of Evolving Systems and an individual who is a paid consultant to Evolving Systems and Karen Singer’s brother-in-law, for election as directors at the Annual Meeting in opposition to the five (5) highly-qualified and experienced director candidates nominated by the Board. As a result, you may receive proxy cards from the Company as well as (i) the Baksa Group and/or (ii) the Karen Singer Group. To ensure that stockholders have the Company’s latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE BAKSA GROUP OR THE Karen SINGER GROUP. Even a “WITHHOLD” vote with respect to the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates on their respective proxy cards will cancel any previously submitted WHITE proxy card.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE BAKSA GROUP OR THE Karen SINGER GROUP, EVEN AS A PROTEST VOTE AGAINST THE BAKSA GROUP’S OR THE Karen SINGER GROUP’S RESPECTIVE PURPORTED PROPOSED DIRECTOR CANDIDATES.

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Q.	How many shares must be present to hold the Annual Meeting?	A.	The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting. Broker “non-votes”, if any, are also included for purposes of determining whether a quorum of shares of common stock is present at the Annual Meeting.

For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented in person at the Annual Meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?	A.	Proposal No. 1—Election of Five Directors

Proposal No. 1: Stephen D. Baksa has purported to notify us that he intends to nominate five alternative nominees for election as directors at the Annual Meeting in opposition to the Board’s recommended nominees, and the Karen Singer Group has purported to notify us that it intends to nominate three alternative nominees for election as directors at the Annual Meeting in opposition to the Board’s recommended nominees. Since directors are elected by a plurality of votes, the five nominees for director receiving the highest number of votes FOR election will be elected as directors.

If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE proxies signed and returned to the Company unmarked will be voted FOR the Board’s five (5) highly-qualified and very experienced nominees (Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard and Lowell W. Robinson).

If your shares are held by a bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal No. 1. In this regard, please note that brokers may not vote on the election of directors in the absence of specific client instructions. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.

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Proposal No. 2—Advisory “Say-on-Pay” Vote on the Compensation of Our Named Executive Officers
Proposal No. 2: The proposal to approve the Company’s named executive officer compensation for the year ended December 31, 2016 is advisory and an affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter will signify an approval. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 2. Abstentions will have the effect of votes “AGAINST” Proposal No. 2.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, the Compensation Committee of our Board and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposal No. 3—Ratification of our adoption of a Section 382 Tax Benefits Preservation Plan

Proposal No. 3: The proposal to ratify our Board’s adoption of a Section 382 Tax Benefits Preservation Plan requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 3. Abstentions will have the effect of votes “AGAINST” Proposal No. 3.

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Q.	Who will serve as proxies for the Annual Meeting?	A.

Our Board is asking you to give your proxy to Richard O’Connell, Jr., our Interim Chief Executive Officer, and Lawrence Firestone, our Interim Chief Financial Officer. Giving your proxy to Mr. O’Connell and Mr. Firestone means that you authorize Mr. O’Connell, Mr. Firestone, either of them or their duly appointed substitutes to vote your shares at the Annual Meeting in accordance with your instructions. You may vote “FOR” or “AGAINST” the proposals, or abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the Board’s recommendations.

Q.	Are there other matters to be voted on at the Annual Meeting?	A.

We do not know of any matters that may come before the Annual Meeting other than as discussed in this proxy statement. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter subject to compliance with Rule 14a-4(c) of the Exchange Act.

Q.	What is the Company’s Internet address?	A.	The Company’s Internet address is www.sitomobile.com. You can access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

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Q.	May I attend the Annual Meeting?	A.	Only holders of shares of outstanding common stock and their proxy holders as of the Record Date may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of common stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the Annual Meeting. If you hold your shares through a broker you may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker.

If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

Q.	Who will solicit proxies on behalf of the Board?	A.	Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers. Such persons are listed in Appendix B to this proxy statement. Additionally, the Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, which may solicit proxies on the Board’s behalf.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, internet and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities), or by MacKenzie Partners, Inc. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this proxy statement.

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Q.	What are the costs of soliciting these proxies?	A.	The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with the Annual Report, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Due to the possibility of a proxy contest, we have engaged the proxy solicitation firm of MacKenzie Partners, Inc. to solicit proxies from stockholders in connection with the Annual Meeting. MacKenzie Partners Inc. expects that approximately [●] of its employees will assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. a fee not to exceed $[●] plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

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The Company estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $[●] in the aggregate, of which approximately $[●] has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie Partners, Inc. as the Company’s proxy solicitor, as discussed above, fees of outside legal and public relation advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

Q.	Who can answer my questions?	A.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) or TOLL-FREE (800) 322-2885 Email: proxy@mackenziepartners.com
Q.	How can I obtain additional copies of these materials or copies of other documents?	A.	Complete copies of this proxy statement and the Annual Report, are also available at [●]. You may also contact MacKenzie Partners, Inc. for additional copies.

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IMPORTANT

The Baksa Group may send you solicitation materials in an effort to solicit your vote to elect up to five (5) of the Baksa Group’s purported proposed director candidates to the Board, and the Karen Singer Group may send you solicitation materials in an effort to solicit your vote to elect up to three (3) of the Karen Singer Group’s purported proposed director candidates to the Board. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE BAKSA GROUP, THE Karen SINGER GROUP, GARY A. SINGER, JULIAN D. SINGER, Any Representatives of evolving systems OR ANY PERSON OTHER THAN THE COMPANY, EVEN AS A PROTEST VOTE AGAINST THE BAKSA GROUP, THE Karen SINGER GROUP, OR THE BAKSA GROUP’S OR THE Karen SINGER GROUP’S PURPORTED PROPOSED DIRECTOR CANDIDATES. Any proxy you sign from the Baksa Group or the Karen Singer Group for any reason could invalidate previous WHITE proxy cards sent by you to support the Board.

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

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BACKGROUND OF THE COMPANY’S INTERACTIONS WITH THE BAKSA GROUP,

THE KAREN SINGER GROUP AND EVOLVING SYSTEMS, INC. LEADING UP TO
THE POSSIBLE CONTESTED SOLICITATION

The following is a chronology of the material contacts and events leading up to the filing of this Proxy Statement, including the Company’s interactions with the Baksa Group, the Karen Singer Group and representatives of Evolving Systems, Inc. (“Evolving Systems”).

From October 2011 to September 2014, Mr. Baksa served as a member of the Board.

On February 2, 2012, Mr. Baksa filed a Schedule 13D with the SEC to report ownership of 7,865,034 shares of Common Stock, which at the time was approximately 5.9% of the outstanding shares of the Company’s common stock.

On March 4, 2015, Mr. Baksa filed an amendment to his Schedule 13D to report ownership of 6,087,702 shares of the Company’s common stock or 4.0% of the outstanding shares of the Company’s common stock.

On August 9, 2016, almost two years after Mr. Baksa had left the Board, Brent D. Rosenthal was appointed to the Board and the Board approved a grant of five-year options to purchase 20,000 shares of SITO’s common stock to Mr. Rosenthal. The options vested immediately and expire upon the earlier of August 9, 2021 or three months after the cessation of service, whichever is sooner. At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. In addition, at the time that Mr. Rosenthal joined the Board, the Board was not aware of Mr. Rosenthal’s previous association and working relationship with Mr. Baksa or that Mr. Rosenthal and Mr. Baksa had collaborated together on an activist campaign at another public company. In July 2016, Mr. Baksa and other investors had threatened a proxy contest at another public company, RiceBran Technologies, which proxy contest ultimately ended when Messrs. Baksa and Rosenthal, among other individuals, entered into a settlement agreement with the target. Pursuant to the agreement, Mr. Rosenthal was named to that company’s board of directors as one of the designees of Mr. Baksa and his fellow investors, and was also named chairman of the board of RiceBran Technologies. In the consent statement (the “Baksa Group Consent Statement”) filed by Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (collectively, the “Baksa Consent Group”) in connection with the Baksa Consent Group’s solicitation of written stockholder consents (the “Baksa Consent Solicitation”) to remove all of the current members of the Board other than Mr. Rosenthal, and replace them with their own nominees, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala, (the “Baksa Nominees”), the Baksa Consent Group indicates that Mr. Baksa is prepared to vouch for Mr. Rosenthal’s business acumen and specifically states as follows: “Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a stockholder and former director of the Company and in his role as a stockholder in RiceBran Technologies, Inc.” As noted above, at the time that Mr. Rosenthal joined the Board, the Board was not aware of these interactions between Mr. Rosenthal and Mr. Baksa and that, based on the foregoing disclosure from the Baksa Group Consent Statement, they continued their interactions even after Mr. Rosenthal joined the Board.

On January 15, 2017, the Company entered into a Consulting Agreement with Barrington Advisory Group, LLC (the “Barrington Consulting Agreement”), a consulting company where Michael Durden, one of the Baksa Nominees, serves as the Managing Member. The Barrington Consulting Agreement, which provided for a fee of $3,000 per month payable to Barrington Advisory Group LLC in exchange for advisory services, was terminable by either Barrington Advisory Group LLC or the Company without penalty with 30 days’ notice. Mr. Rosenthal had previously recommended Mr. Durden to the Board’s Lead Independent Director, Betsy J. Bernard, as a potential Board member.

On March 10, 2017, the following two Baksa Nominees, Messrs. Fisher and Pallack, executed and delivered to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

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On March 17, 2017, Mr. Baksa and Mr. Candelaria filed a Schedule 13D with the SEC to report aggregate ownership of 1,394,199 shares of the Company’s common stock, which at the time was approximately 6.7% of the shares of the Company’s outstanding common stock.

On March 20, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, together with his father Gary A. Singer, met with Richard O’Connell, Jr., the Company’s Interim Chief Executive Officer, at SITO’s offices in Jersey City, New Jersey. Among the topics discussed was the Singers’ request that Mr. O’Connell meet with Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems. In addition to being a member of the Board of Directors of Evolving Systems and the son of Gary A. Singer, Julian Singer is also the son of Karen Singer, who beneficially owns 2,645,638 shares of common stock of Evolving Systems, comprising approximately 21.2% of the common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017) and is separately and concurrently pursuing the Karen Singer Proxy Solicitation against SITO seeking the election of three of her purported proposed nominees, including a member of the Board of Directors of Evolving Systems, Richard Ramlall and her brother-in-law and paid consultant to Evolving Systems Steven G. Singer. As indicated above, Karen Singer also beneficially owns approximately 10.2% of the outstanding common stock of the Company, based on disclosure contained in a Schedule 13D filed with the SEC by Karen Singer on April 28, 2017. Two members of the Baksa Group who are also Baksa Nominees, Matthew Stecker and Thomas Thekkethala, serve on the Board of Directors of Evolving Systems. Mr. Stecker is also the Chairman of the Board of Evolving Systems and Mr. Thekkethala is the President and Chief Executive Officer of Evolving Systems.

On March 21, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, emailed Richard O’Connell, Jr., the Company’s Interim Chief Executive Officer, copying Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems, and Gary A. Singer. The purpose of the email was to introduce Mr. O’Connell to Mr, Thekkethala and stated as follows: “Rory, Thomas – want to introduce you via email in advance of Friday’s (3/24) 1:30pm meeting at Sito’s offices in Jersey City. Rory, if you wouldn’t mind sending your address we’d appreciate it, and thank you for accommodating us for a 2nd time this week. I think it would be helpful – as a baseline – to give Thomas the same type of overview you gave us yesterday, including a quick tour and introduction to the appropriate team members.”

Later, on March 21, 2017, Mr. Thekkethala emailed Mr. O’Connell, blind copying Julian Singer. In his email, Mr. Thekkethala thanked Julian Singer for the introduction and indicated to Mr. O’Connell that he wanted a two hour meeting to cover a number of agenda items including the Company’s functional and technology architecture, competitive position, the Company’s value proposition, customer case studies, partner case studies, global distribution strategy and potential next steps with Evolving Systems.

On March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary A. Singer and Mr. Thekkethala. In his email, Julian Singer stated as follows: “Rory, we were just informed by Thomas that you had to cancel tomorrow’s meeting. We understand that things come up, but is there any reason Thomas can’t meet with your sales and technology people (the ones we met the other day) to get a better understanding of the company, its technology, and strategy? He can then follow up with you, Joe and Larry at a later date to see how the companies might work together.”

Later, on March 23, 2017, Mr. O’Connell emailed Julian Singer and copied Gary A. Singer and Mr. Thekkethala. Mr. O’Connell stated as follows: “my sales exec Adam is at a client all day. Jon Lowen is on the west coast and Michael Blanche is offsite with me. Sorry about this, Julian. I will endeavor to get this meeting back on the calendar just as soon as we file.”

Later, on March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary A. Singer. In that email, Mr. Singer stated as follows: “Rory, we feel strongly that you should reschedule this ASAP, in addition to coming in to discuss with us early next week.”

Later, on March 23, 2017, Mr. O’Connell emailed Gary A. Singer and copied Julian D. Singer and Mr. Thekkethala. In that email, Mr. O’Connell stated as follows: “I made it clear Tuesday that some of my guys were out and unavailable. Michael and I were planning on being here but we have been called away. Gary, I have a lot on my plate. Please bear with me. I have to manage priorities.”

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Later, on March 23, 2017, Gary A. Singer emailed Mr. O’Connell and copied Julian D. Singer and Mr. Thekkethala. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary A. Singer stated as follows: “If none of them were available why did you bother scheduling the meeting?”

On March 24, 2017, Gary A. Singer emailed Mr. O’Connell and copied Julian D. Singer. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary A. Singer stated as follows: “Rory we just tried you. Please call ASAP!”

On March 27, 2017, Mr. O’Connell emailed Mr. Thekkethala and copied Julian D. Singer. In that email, Mr. O’Connell stated as follows: “Thomas: Hope all is well. This week is a blackout for me, but I come up for air by week’s end. I am available Monday and Tuesday next week if this suits you. Then we travel for the remainder of the week. I know that you are traveling, so let me know what works best for you. The following week works well, too. I look forward to meeting you and seeking ways to work together.”

Later, on March 27, 2017, Mr. Thekkethala emailed Mr. O’Connell and blind copied Julian D. Singer. This email continues the string of emails started by Julian D. Singer on March 21, 2017. In his email, Mr. Thekkethala stated as follows: “Thanks for the email. I will be available on Fri, March 31st afternoon. I will most likely be traveling starting the upcoming weekend or Mon / Tue next week May I suggest that we focus the initial meeting on Friday on a discussion with one of your senior sales execs and one of your senior product execs. Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

You and I can then follow up on Potential Next Steps with EVOL if you are not available on Friday. Let me know if this works.”

On March 28, 2017, Mr. O’Connell emailed Mr. Thekkethala and stated as follows: “I will try to accommodate a 1pm meeting on Friday. Let me check calendars and revert today. Should work.”

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, and informed Mr. O’Connell that Mr. Steinman would be attending the March 31, 2017 meeting with Messrs. Thekkethala and O’Connell and would be participating via the Citrix GotoMeeting web-conference.

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, and inquired whether Mr. O’Connell intended to have a senior sales executive and a senior product executive in attendance at the meeting scheduled to be held on March 31, 2017 with Mr. Thekkethala and requested copies of SITO’s standard presentation to review in advance of the meeting. Mr. Thekkethala stated as follows in his email: “Thanks for making yourself / team members available on Friday. Will one of your senior Sales Execs and a senior Product Exec be at the meeting? Are you or the others available for an hour and a half (12 – 130pm)? Or should we start at 1130am? Could you please share the standard presentations with us in advance of the meeting? Thanks Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

6.       SITO – EVOL Next Steps”

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Also, on March 28, 2017, the Company filed a Current Report on Form 8-K with SEC to disclose that the Board had determined that the Company's 2017 Annual Meeting of Stockholders would be held on Tuesday, June 27, 2017, at a time and location to be determined.

On March 30, 2017, Jon Lowen, then the Company's Executive Vice President of Operations and Product Development, emailed Mr. Thekkethala with a copy to Mr. O’Connell. In his email, Mr. Lowen stated as follows: “Hey Thomas- Rory passed along your suggested agenda and I wanted to touch base to make sure we cover everything you mentioned below. I run operations and product for SITO and will be compiling the necessary materials for tomorrow’s meeting. I was hoping to understand what your direct objective is for tomorrow? Better understanding what you are looking to walk away with will help me better position the presentation as I do not want to go into topics or materials that are not of interest to you and do not serve your end goal. Looking forward to meeting tomorrow and discussing further. Thanks!”

Later, on March 30, 2017, Mr. Thekkethala emailed Mr. Lowen with a copy to Mr. O’Connell at the Company and Mr. Steinmann at Evolving Systems. In his email, Mr. Thekkethala stated as follows: “Jon - EVOL Solutions for customer acquisition, customer upsell, customer retention / loyalty are implemented at over 80 mobile operators in 50+ countries touching 1.3 billion consumers. In India alone our carrier customers send out 5 billion messages (like Balance messages) every day from where we can take consumers to “Offer Walls” or trigger “App Downloads” based on profile information we have or have access to because we are deeply embedded inside carrier back office systems. The bottom line is that carriers are looking to monetize their consumer data and we would like to explore SITO as one of our potential partners to take into our global customer footprint [emphasis added]. So we’d like to understand:

1.       SITO’s core offerings

2.       Distribution Strategies and Channels

3.       SITO’s Primary Competition & your Unique Propositions

4.       Comparison Matrix of SITO Offerings vs Amobee (acquired by SingTel) and PinSight Media (acquired by Sprint)

5.       SITO’s Challenges/ Barriers to growth

6.       Two Large Customer / Partner Case Studies

7.       Functional and Technology Architecture

Potential Next Steps with EVOL”

On March 31, 2017, Mr. Thekkethala, in his capacity as President and Chief Executive Officer of Evolving Systems, together with Mr. Steinmann, the Chief Strategy Officer of Evolving Systems, met with executives from the Company, including Mr. O'Connell and Mr. Lowen to discuss, among other things, opportunities for future cooperation between Evolving Systems and the Company.

On April 3, 2017, TAR Holdings LLC (“TAR Holdings”) and Karen Singer filed a Schedule 13D with the SEC. Karen Singer is the sole member of TAR Holdings. In their Schedule 13D, TAR Holdings and Karen Singer (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s common stock outstanding, and (ii) disclose that they intend to seek representation on the Board.

On April 4, 2017, the Board approved and adopted a Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “NOL Rights Plan”) to protect the Company’s ability to utilize its net operating loss carryovers in certain change of ownership circumstances. Pursuant to the NOL Rights Plan, the Board declared a dividend of one preferred share purchase right for each outstanding share of Company common stock, distributable under the terms of the NOL Rights Plan to stockholders of record as of the close of business on April 14, 2017. As of December 31, 2016, the Company had approximately $40 million of (gross pre-tax) federal net operating loss carryforwards or NOLs that could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability.

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On April 6, 2017, due to the Board’s concerns with Mr. Rosenthal participating in deliberations relating to Stephen Baksa and Thomas Candelaria, the Board formed an Executive Committee composed of all non-employee members of the Board other than Mr. Rosenthal. As noted above, Mr. Rosenthal has a historical association and working relationship with Mr. Baksa and Mr. Rosenthal and Mr. Baksa have collaborated together on another activist campaign at another public company, RiceBran Technologies.

Also, on April 6, 2017, the following three Baksa Nominees, Messrs. Stecker, Thekkethala and Durden, executed and delivered to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

On April 7, 2017, Mr. Baksa caused the Baksa Purported Nominating Notice to be delivered to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of Mr. Baksa to nominate each of the Baksa Nominees for election to the Board and replace the entire membership of the Board at the Annual Meeting and, thereby, assume control of the Company through a contested solicitation of proxies. The Baksa Purported Nominating Notice did not disclose any of Mr. Baksa’s plans or proposals or include any alternative strategic plan for how Mr. Baksa would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the Baksa Purported Nominating Notice disclose who Mr. Baksa would hire for the Company’s executive management team if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting.

On April 7, 2017, Karen Singer caused TAR Holdings to deliver the Singer Purported Nominating Notice to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of TAR Holdings to nominate three candidates for election to the Board, including one who is a current member of the Board of Directors of Evolving Systems and another who is a current paid consultant to Evolving Systems as well as the brother-in-law of Karen Singer, and replace three out of the five current members of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company through a contested solicitation of proxies. The three candidates purported to be nominated by Karen Singer were Steven G. Singer, Wayne Barr, Jr. and Richard Ramlall (the “Karen Singer Nominees”). Mr. Ramlall is a current member of the Board of Directors of Evolving Systems and Steven G. Singer is currently a paid consultant to Evolving Systems. The Singer Purported Nominating Notice did not disclose any of Karen Singer’s plans or proposals or include any alternative strategic plan for how Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the Karen Singer Purported Nominating Notice disclose who Karen Singer would hire for the Company’s executive management team if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. In the Karen Singer Purported Nominating Notice, the Karen Singer Group discloses that Evolving Systems may be deemed to be a Stockholder Associated Person for purposes of the Company’s Bylaws which means that, for purposes of the Bylaws, Evolving Systems is treated as though it is a proponent of the Karen Singer Nominees for which various disclosures are required to be provided in the Singer Purported Nominating Notice along with the stockholder(s) that delivers the purported notice of nomination.

On April 7, 2017 and April 10, 2017, respectively, Mr. Baksa and Mr. Candelaria filed amendments Nos. 1 and 2 to the Schedule 13D dated March 17, 2017 with the SEC to (i) report ownership of 1,412,810 shares of Common Stock, which at the time was approximately 6.8% of the shares of the Company’s common stock outstanding, and (ii) to disclose that Mr. Baksa had caused the Baksa Purported Nominating Notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of Mr. Baksa to nominate the Baksa Nominees for election to the Board and replace the entire membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendments to the Schedule 13D did not disclose any plans or proposals of Messrs. Baksa and Candelaria or include any alternative strategic plan for how Messrs. Baksa and Candelaria would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendments to the Schedule 13D did not disclose how it came to be that two members of the senior leadership of Evolving Systems, Matthew Stecker, the Chairman of the Board of Evolving Systems, and Thomas Thekkethala, the President and Chief Executive Officer of Evolving Systems, would agree to be included as Baksa Nominees and would agree to participate in the Baksa Proxy Solicitation.

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On April 10, 2017, the Company sent Mr. Baksa a letter acknowledging that the Company received the Baksa Purported Nominating Notice and that the Company was in the process of reviewing the Baksa Purported Nominating Notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the Baksa Purported Nominating Notice, it was not in a position to confirm that the Baksa Purported Nominating Notice complied with the Bylaws.

On April 10, 2017, the Company sent TAR Holdings / Karen Singer a letter acknowledging that the Company received the Singer Purported Nominating Notice and that the Company was in the process of reviewing the Singer Purported Nominating Notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the Singer Purported Nominating Notice, it was not in a position to confirm that the Singer Purported Nominating Notice complied with the Bylaws.

On April 10, 2017, TAR Holdings and Karen Singer filed amendment No. 1 to the Schedule 13D dated April 3, 2017 with the SEC to (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s outstanding common stock, and (ii) to disclose that TAR Holdings had caused the Singer Purported Nominating Notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of TAR Holdings to nominate the Karen Singer Nominees for election to the Board and replace a majority of the membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendment to the Schedule 13D disclosed that TAR Holdings intends to request a waiver of the NOL Rights Plan in order to purchase up to 19.9% of the Company’s common stock and plans on voting against ratification of the NOL Rights Plan at the 2017 Annual Meeting. Otherwise, the amendment to the Schedule 13D did not disclose any plans or proposals of TAR Holdings or Karen Singer or include any alternative strategic plan for how TAR Holdings and Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendment to the Schedule 13D did not disclose how it came to be that a member of the Board of Directors of Evolving Systems, Richard Ramlall, would agree to be included as a Karen Singer Nominee and would agree to participate in the Karen Singer Proxy Solicitation. Nor did the amendment disclose that members of Karen Singer’s family, including her son Julian D. Singer, a member of the Board of Directors of Evolving Systems, had been adamant in pressuring Mr. O’Connell to meet with Mr. Thekkethala of Evolving Systems “to see how the companies might work together” or what plans or proposals Karen Singer had for how she believes the Company should work with Evolving Systems.

On April 12, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed the preliminary Baksa Group Consent Statement with the SEC. The Baksa Group Consent Statement, as filed on this date, did not include any discussion of the numerous interactions, including an in-person meeting that took place on March 31, 2017 at the Company’s executive offices in Jersey City, New Jersey, that Mr. Thekkethala, the President and Chief Executive Officer of Evolving Systems had with Mr. O’Connell, from March 21 to March 31, 2017 at the insistence of Julian D. Singer which meeting was intended by Mr. Thekkethala to explore ways for Evolving Systems and the Company to work together.

Also, on April 12, 2017, Mr. Baksa delivered to the Company a purported record date request letter purporting to request that the Board fix a record date for stockholders entitled to consent to the proposals set forth in the Baksa Group Consent Statement.

On April 13, 2017, the Company issued a press release commenting on the Baksa Group Consent Solicitation. In that press release, the Company noted its belief that Mr. Baksa and Mr. Candelaria were attempting to take control of the Board and the Company without providing a detailed and credible plan as to how they would create long-term stockholder value, which plan has still not been provided or made publicly available. The Company also noted in its press release that it was curious that Mr. Baksa and Mr. Candelaria were not looking to replace Mr. Rosenthal as a member of the Board, but perhaps not completely surprising given the previous publicly-known past association and working relationship between Mr. Baksa and Mr. Rosenthal and their past history working together on an activist campaign at another public company.

On April 13, 2017, Mr. Baksa and Mr. Candelaria filed amendment No. 3 to the Schedule 13D dated March 17, 2017 with the SEC to report that Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala had filed the Baksa Group Consent Statement with the SEC and to describe the proposals contained therein.

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On April 18, 2017, the Board appointed Lowell W. Robinson to the Board and determined to recommend him to stand for re-election at the 2017 Annual Meeting. With the appointment of Mr. Robinson as an independent director, the Board was temporarily increased to six (6) directors but will automatically revert back to five (5) directors following the certification of the stockholder vote at the 2017 Annual Meeting as only five (5) directors will be elected at the 2017 Annual Meeting. In addition, the Board determined that Mr. Robinson is an independent director for purposes of the NASDAQ listing standards and Mr. Robinson was appointed to the Board’s Audit, Compensation and Governance and Nominating Committees.

Also, on April 18, 2017, the Board met and determined that Mr. Rosenthal would not be included in its slate of director candidates nominated for election to the Board at the 2017 Annual Meeting. Further, at this meeting, the Board also determined that it no longer deemed Mr. Rosenthal as an independent director for purposes of the NASDAQ listing standards and, accordingly, Mr. Rosenthal was removed from the Audit, Compensation and Governance and Nominating Committees of the Board.

Also, on April 18, 2017, representatives of the Company informed Baksa Nominee Michael Durden that the Company intended to terminate the Barrington Consulting Agreement, effective immediately.

On April 19, 2017, the Company filed a preliminary Consent Revocation Statement with the SEC.

On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that the Baksa Purported Nominating Notice may not comply with the Bylaws and requested additional documentation to verify information contained in the Baksa Purported Nominating Notice. Among other things, the Company asked Messrs. Baksa and Candelaria to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Karen Singer.

On April 20, 2017, the Company delivered a letter to TAR Holdings / Karen Singer expressing its concerns that the Singer Purported Nominating Notice may not comply with the Bylaws and requested additional documentation to verify information contained in the Singer Purported Nominating Notice. Among other things, the Company asked TAR Holdings / Karen Singer to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Stephen D. Baksa and Thomas Candelaria.

On April 21, 2017, the Executive Committee of the Board designated the close of business on Monday, May 1, 2017, as the record date for the determination of the stockholders of record of outstanding shares that are entitled to execute, withhold or revoke consents with respect to the Baksa Group Consent Solicitation.

On April 21, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 1 to the preliminary Baksa Group Consent Statement with the SEC.

On April 25, 2017, the Company issued a press release to announce the promotion of Jon Lowen, Executive Vice President of Operations and Product Development, to Chief Operating Officer of the Company.

Also, on April 25, 2017, the Company issued a press release wherein it commented on Amendment No. 1 to the preliminary Baksa Group Consent Statement filed with the SEC by Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala on April 21, 2017. The press release, among other things, noted SITO’s belief that the Baksa Group had failed to disclose the close ties between two of the Baksa Group’s purported proposed director candidates, Messrs. Stecker and Thekkethala, both members of the Board of Directors and senior leadership team of Evolving Systems, and Karen Singer, and how the Baksa Group came to be introduced to Messrs. Stecker and Thekkethala.

On April 26, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 2 to the preliminary Baksa Group Consent Statement with the SEC.

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On April 28, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 3 to the preliminary Baksa Group Consent Statement with the SEC.

Also, on April 28, 2017, the Company filed a revised preliminary Consent Revocation Statement with the SEC.

Also, on April 28, 2017, TAR Holdings and Karen Singer filed amendment No. 2 to the Schedule 13D dated April 3, 2017 with the SEC. The Karen Singer Schedule 13D Amendment No. 2 disclosed that, on April 28, 2017, a letter (the “Andrews Kurth April 28 Letter”) was sent from Karen Singer’s and TAR Holdings’ legal counsel, Andrews Kurth Kenyon LLP, to the Company’s legal counsel, Morgan, Lewis & Bockius LLP. The Karen Singer Schedule 13D Amendment No. 2 indicated that the Andrews Kurth April 28 Letter was in response to (i) the letter from the Company, dated April 20, 2017, addressed to TAR Holdings and asking TAR Holdings to submit an affidavit to the Company attesting to various matters in connection with TAR Holdings’ purported notice of nomination of three candidates for election to the Board, and (ii) the Company’s press release, dated April 25, 2017. Among other things, the Andrews Kurth April 28 Letter requested that the Board waive the application of the terms of the NOL Rights Plan and Section 203 (“Section 203”) of the Delaware General Corporation Law to facilitate the purchase of up to 19.9% of the Company’s common stock by TAR Holdings or Karen Singer. Neither Karen Singer’s Schedule 13D Amendment No. 2 nor the Andrews Kurth April 28 Letter explained why TAR Holdings or Karen Singer would need a waiver from the Company with respect to the application of Section 203 and whether such a waiver was in any way intended to prevent a future acquisition of the Company by Evolving Systems, whether or not presently contemplated, from being prohibited by Section 203. In the Andrews Kurth April 28 Letter, TAR Holdings also disclosed its refusal to execute the affidavit that was attached as an exhibit to the Company’s April 20, 2017 letter to TAR Holdings, which affidavit, among other things, requested that Karen Singer confirm that she had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including, but not limited to, Messrs. Baksa and Candelaria.

The Andrews Kurth April 28 Letter also opined without any qualification, reservation or exception whatsoever, that “there is no relationship (whether as a “group” under section 13(d) of the Securities and Exchange Act of 1934, or otherwise) between TAR Holdings or Karen Singer and Messrs’ Baksa and Candelaria.” Nor did the Andrews Kurth April 28 Letter disclose the basis or underlying rationale for reaching such an opinion. Noticeably, the Andrews Kurth April 28 Letter did not address the ties between members of Karen Singer’s family, including Gary A. Singer and Julian D. Singer, with Baksa Nominees, Matthew Stecker and Thomas Thekkethala, or Evolving Systems, including that both Messrs. Stecker and Thekkethala are members of the Board of Directors and senior leadership team of Evolving Systems, that Mr. Stecker has served on the Board of Directors of MRV Communications, Inc., a company where Karen Singer was a significant investor and had filed a Schedule 13D forming a group with another activist investor, that Mr. Stecker worked with Gary A. Singer and Karen Singer when Mr. Stecker was the President, Chief Executive Officer and a director at Livewire Mobile, Inc., a company that Karen Singer beneficially owned approximately 20.7% of the company’s outstanding shares of common stock, that Mr. Stecker had collaborated in the past with Karen Singer’s son Julian D. Singer on an activist campaign at Concurrent Computer Corporation and that Mr. Stecker and Julian D. Singer jointly filed a Schedule 13D together in 2016 relating to that company, that Karen Singer’s son Julian D. Singer was also a member of the Board of Directors of Evolving Systems, or that Karen Singer’s brother-in-law, Steven G. Singer is a paid consultant to Evolving Systems. Nor did the Andrews Kurth April 28 Letter address or explain Gary A. Singer’s strong interest in causing SITO and Evolving Systems to work together. Further, the Andrews Kurth April 28 Letter did not address how Messrs. Stecker and Thekkethala were introduced to Mr. Baksa.

While the Company is providing in this Proxy Statement disclosure regarding the information contained in Karen Singer’s Schedule 13D Amendment No. 2 and the Andrews Kurth April 28 Letter in connection with describing the events leading up to the filing of this Proxy Statement, the Company does not endorse, and is not responsible for the accuracy of, any statement, assertion, opinion or other information provided in Karen Singer’s Schedule 13D Amendment No. 2 or the Andrews Kurth April 28 Letter.

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Also, on April 28, 2017, the Baksa Group sent a letter (the “Baksa April 28 Letter”) in response to the Company’s April 20, 2017 letter to Mr. Baksa expressing the Company’s concerns that the Baksa Purported Nominating Notice may not comply with the Bylaws and requesting additional documentation to verify information contained in the Baksa Purported Nominating Notice. In the Baksa April 28 Letter, Messrs. Baksa and Candelaria indicated their refusal to execute the affidavits that were attached as exhibits to the Company’s April 20, 2017 letter, which affidavits, among other things, requested that Messrs. Baksa and Candelaria confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including, but not limited to, Karen Singer.

On May 1, 2017, the Baksa Group filed Amendment No. 4 to the Schedule 13D dated March 17, 2017 with the SEC to attach the Baksa April 28 Letter as an exhibit to the Schedule 13D.

Also, on May 1, 2017, the Company issued a press release wherein it commented on Karen Singer’s Schedule 13D Amendment No. 2 filed with the SEC on April 28, 2017 by the Karen Singer Group, and the Andrews Kurth April 28 Letter that was attached as Exhibit 99.2 thereto. The Company’s press release commented on, among other matters, the Andrews Kurth April 28 Letter, which opines, without any qualification or reservation whatsoever, that “there is no relationship (whether as a “group” under section 13(d) of the Securities and Exchange Act of 1934, or otherwise) between TAR Holdings or Karen Singer and Messrs’ Baksa and Candelaria.” The Company noted in its press release its belief that its stockholders and the investing public, in determining how much reliance to place on the Andrews Kurth April 28 Letter and the assertions and opinions contained therein and in deciding how to vote their shares of the Company’s common stock and whether to surrender control of the Board in the various contested solicitations pending or threatened against the Company seeking control of the Board, including the Baksa Consent Solicitation, the Baksa Proxy Solicitation and the Singer Proxy Solicitation, should take note of, among other information, certain information regarding the Karen Singer family’s current ties to Baksa Nominees, Matthew Stecker and Thomas Thekkethala, and Evolving Systems. The Company’s press release noted that (i) Messrs. Stecker and Thekkethala are both purported proposed nominees by the Baksa Group for election to the Board in the Baksa Consent Solicitation and the Baksa Proxy Solicitation, and (ii) Messrs. Stecker and Thekkethala are both members of the Board of Directors and senior leadership team of Evolving Systems, a company where Karen Singer is the beneficial holder of approximately 21.2% of the outstanding common stock, Karen Singer’s son, Julian D. Singer, is a member of the Evolving Systems Board of Directors, and Karen Singer’s brother-in-law Steven G. Singer is a paid consultant to Evolving Systems. The Company also noted in its press release the strong and unexplained interest that Karen Singer’s husband, Gary A. Singer, has demonstrated in the Company working with Evolving Systems, including his adamant demand that the Company’s Interim Chief Executive Officer engage with Evolving Systems’ President and Chief Executive Officer, Thomas Thekkethala, at the earliest possible time and explore opportunities for the Company and Evolving Systems to work together.

Also, on May 1, 2017, the Company filed a revised preliminary Consent Revocation Statement with the SEC.

Also, on May 1, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 4 to the preliminary Baksa Group Consent Statement with the SEC.

On May 2, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed the definitive Baksa Group Consent Statement with the SEC.

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On May 2, 2017, counsel to Mr. Baksa at the law firm of Pepper Hamilton LLP sent a letter to the counsel to the Karen Singer Group at the law firm of Andrews Kurth Kenyon LLP (the “Pepper Hamilton Letter”), purporting to confirm that (i) none of Ms. Singer, Mr. Julian Singer and TAR Holdings were part of a “group”, within the meaning of Section 13 of the Exchange Act, with Mr. Baksa, Mr. Candelaria or the Baksa Nominees, and (ii) none of Ms. Singer, Mr. Julian Singer and TAR Holdings are “participants” within the meaning of Instruction 3(a) to Items 4 and 5 of Schedule 14A with respect to the Baksa Consent Solicitation. The Baksa Group has not disclosed the information that the law firm of Pepper Hamilton relied on in providing the confirmations made in the Pepper Hamilton Letter. The Pepper Hamilton Letter also advised Ms. Singer and her immediate family to not take any action to solicit on behalf of the Baksa Consent Solicitation. The Company believes that its stockholders and the investing public, in determining how much reliance to place on the Pepper Hamilton Letter and the purported confirmation contained therein and in deciding how to vote their shares of the Company’s common stock and whether to surrender control of the Board in the various contested solicitations pending or threatened against the Company seeking control of the Board, including the Baksa Consent Solicitation, the Baksa Proxy Solicitation and the Karen Singer Proxy Solicitation, should take note (i) that the Pepper Hamilton Letter did not address how Messrs. Stecker and Thekkethala were introduced to Mr. Baksa, and (ii) the ties and inter-relationships between the Karen Singer family, including Gary A. Singer and Julian D. Singer, and Baksa Consent Group members, Matthew Stecker and Thomas Thekkethala, and Evolving Systems, including that (i) Messrs. Stecker and Thekkethala are both purported proposed nominees by the Baksa Group for election to the Board in the Baksa Consent Solicitation and the Baksa Proxy Solicitation, and (ii) Messrs. Stecker and Thekkethala are both members of the Board of Directors and senior leadership team of Evolving Systems, a company where Karen Singer is the beneficial holder of approximately 21.2% of the outstanding common stock, Karen Singer’s son, Julian D. Singer, is a member of the Board of Directors, and Karen Singer’s brother-in-law Steven G. Singer is a paid consultant.

While the Company has provided the foregoing disclosure regarding the information contained in the Pepper Hamilton Letter in connection with describing the events leading up to the filing of this Proxy Statement, the Company does not endorse, and is not responsible for the accuracy of, any statement, assertion, opinion or other information provided in the Pepper Hamilton Letter.

Also, on May 2, 2017, the Company filed a definitive Consent Revocation Statement with the SEC.

On May 3, 2017, the Company publicly announced its earnings results for its first quarter of 2017 and publicly reported first quarter 2017 revenue growth of 33% compared to the first quarter of 2016.

Also, on May 4, 2017, Evolving Systems issued a press release purporting to deny that it has any “current or reasonably foreseeable agenda or intent to acquire SITO.” However, in its press release, Evolving Systems did not address whether it is involved in an effort to influence or take control of the SITO Board or SITO and failed to explain why three current members of the Evolving Systems Board of Directors and another individual who is a paid consultant to Evolving Systems are serving as purported proposed director candidates for election to the SITO Board and are participating in contested solicitations against SITO, including a solicitation led by its largest stockholder, Karen Singer, the mother of another member of the Evolving Systems Board of Directors, Julian D. Singer. Nor did the Evolving Systems press release address SITO’s concerns that Evolving Systems is indirectly controlled by Gary A. Singer, the husband of its largest stockholder, Karen Singer.

On May 5, 2017, TAR Holdings and Karen Singer filed amendment No. 3 to the Schedule 13D dated April 3, 2017 with the SEC. This Schedule 13D Amendment disclosed that, on May 5, 2017, a letter ( the “Andrews Kurth May 5 Letter”) was sent from Karen Singer’s and TAR Holdings’ legal counsel, Andrews Kurth Kenyon LLP, to the Company’s legal counsel, Morgan, Lewis & Bockius LLP. The Andrews Kurth May 5 Letter purported to opine, without any qualification, reservation or exception whatsoever that neither TAR Holdings nor Karen Singer (nor any of their respective representatives) has any affiliation with the Baksa Group or connection to the Baksa Group’s consent solicitation. Noticeably, similar to the Andrews Kurth April 28 Letter, the Andrews Kurth May 5 Letter did not address the ties between members of Karen Singer’s family, including Gary A. Singer and Julian D. Singer, with Baksa Nominees, Matthew Stecker and Thomas Thekkethala, or Evolving Systems, including that both Messrs. Stecker and Thekkethala are both members of the Board of Directors and senior leadership team of Evolving Systems, that Mr. Stecker has served on the Board of Directors of MRV Communications, Inc., a company where Karen Singer was a significant investor and had filed a Schedule 13D forming a group with another activist investor, that Mr. Stecker worked with Gary A. Singer and Karen Singer when Mr. Stecker was the President, Chief Executive Officer and a director at Livewire Mobile, Inc., a company that Karen Singer beneficially owned approximately 20.7% of the company’s outstanding shares of common stock, that Mr. Stecker had collaborated in the past with Karen Singer’s son Julian D. Singer on an activist campaign at Concurrent Computer Corporation and that Mr. Stecker and Julian D. Singer jointly filed a Schedule 13D together in 2016 relating to that company, that Karen Singer’s son Julian D. Singer was also a member of the Board of Directors of Evolving Systems, or that Karen Singer’s brother-in-law, Steven G. Singer is a paid consultant to Evolving Systems. Further, the Andrews Kurth May 5 Letter did not address how Messrs. Stecker and Thekkethala were introduced to Mr. Baksa. In addition, the Andrews Kurth May 5 Letter again requested that the SITO Board waive the application of the terms of the NOL Rights Plan and Section 203 of the Delaware General Corporation Law to facilitate the purchase of up to 19.9% of the Company’s common stock by TAR Holdings or Karen Singer. Neither Karen Singer’s Schedule 13D Amendment No. 3 nor the Andrews Kurth May 5 Letter explained why TAR Holdings or Karen Singer would need a waiver from the Company with respect to the application of Section 203.

While the Company is providing in this Proxy Statement disclosure regarding the information contained in the Karen Singer Group’s Schedule 13D Amendment No. 3 and the Andrews Kurth May 5 Letter in connection with describing the events leading up to the filing of this Proxy Statement, the Company does not endorse, and is not responsible for the accuracy of, any statement, assertion, opinion or other information provided in the Karen Singer Group’s Schedule 13D Amendment No. 3 or the Andrews Kurth May 5 Letter.

On May 8, 2017, the Company filed this preliminary proxy statement with the SEC.

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STOCKHOLDER MATTERS

Stockholder Communications with our Board

Stockholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Stockholders should address such correspondence to the Board of Directors or the relevant Board members in care of: SITO Mobile, Ltd., The Newport Corporate Center 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Stockholder Proposals And Director Nominations

Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

To be considered for inclusion in next year’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), stockholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than [●]. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also need to comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2018 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act

Our Amended and Restated Bylaws also establish advance notice procedures with regard to stockholder proposals or director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Amended and Restated Bylaws and must be delivered to, or mailed by first class United States mail, postage prepaid, and received by, our Secretary at our principal office no earlier than February 27, 2018 and no later than the close of business on March 29, 2018. However, in the event the 2018 Annual Meeting is scheduled to be held on a date before May 28, 2018, or after August 26, 2018, then such advance notice must be received by us not later than the close of business on the later of (1) the ninetieth (90th) calendar day prior to the 2018 Annual Meeting and (2) the 10th calendar day following the day on which we first make public disclosure of the date of the 2018 Annual Meeting (or if that day is not a business day for the Company, on the next succeeding business day).

General Requirements

Each proposal submitted must be a proper subject for stockholder action at the meeting, and all proposals and nominations must be submitted to: Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301. The stockholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at the meeting.

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Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the 2018 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

Director Candidates Recommended by Stockholders

Our Board, through our Governance and Nominating Committee, will consider nominees recommended by stockholders. A stockholder wishing to recommend a candidate must submit the following documents to the Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301:

●	A recommendation that identifies the candidate and provides contact information for that candidate;

●	The written consent of the candidate to serve as a Director of SITO, if elected; and

●	If the candidate is to be evaluated by the Governance and Nominating Committee, the Secretary will request from the candidate a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a Director of SITO, a completed statement regarding conflicts of interest, and a waiver of liability for a background check.

These documents must be received from the candidate before the first day of February preceding the annual meeting of stockholders.

The Governance and Nominating Committee evaluates all candidates, regardless of who recommended the candidate, based on the same criteria.

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CORPORATE GOVERNANCE

Committees of the Board of Directors

The following table sets forth the three standing committees of our Board of Directors and the members of each committee:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Betsy J. Bernard	X	X	Chair
Joseph A. Beatty*	Chair	X	X
Jonathan E. Sandelman		Chair
Lowell W. Robinson*	X	X	X

*	Audit Committee Financial Expert.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The functions of each of the Committees are described below.

Audit Committee

The Audit Committee is currently comprised of Mr. Beatty (Chairman), Mr. Robinson and Ms. Bernard. Our board of directors has concluded that all the members of the audit committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. The Audit Committee met four times during the 2016 fiscal year.

The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter adopted by the Board of Directors and available on the Company’s website (www.sitomobile.com).

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors and has other duties and functions as described in its charter.

Our Audit Committee serves to monitor our financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm; directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors.

Our board of directors has determined that each of Joseph A. Beatty and Lowell W. Robinson is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

Compensation Committee

The Compensation Committee is currently comprised of Jonathan E. Sandelman (Chairman), Ms. Bernard, Mr. Robinson and Mr. Beatty. Our board of directors has determined that all of the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. The Compensation Committee met three times during the 2016 fiscal year.

The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

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Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our Chief Executive Officer and our Chief Financial Officer.

Our Compensation Committee reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of Ms. Bernard (Chairman), Mr. Robinson and Mr. Beatty. Our board of directors has determined that all the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. The Governance and Nominating Committee met one time during the 2016 fiscal year.

The duties and responsibilities of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Our Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board of Directors, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors; reviews the composition of each committee of the Board of Directors and presents recommendations for committee memberships; and reviews and recommends changes to the charter of the Governance and Nominating Committee and to the charters of other Board of Director committees.

The process followed by the Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board of Director members, our Chief Executive Officer, and others for recommendations; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications; and (iii) interviews of selected candidates. The Governance and Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by stockholders.

In evaluating the suitability of candidates to serve on the Board of Directors, including stockholder nominees, the Governance and Nominating Committee seeks candidates who are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and who meet certain selection criteria established by the Governance and Nominating Committee.

Corporate Governance Materials

The full text of the charters of our Audit, Governance and Nominating, and Compensation Committees and our Insider Trading Policy and Code of Ethics can be found at http://ir.sitomobile.com/governance-documents

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend our annual meeting of stockholders.

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Code of Ethics

On December 1, 2004 we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics will be provided to any person requesting same without charge. To request a copy of our Code of Ethics please make written request to our Chief Financial Officer c/o SITO Mobile, Ltd. at 100 Town Square Place, Suite 204, Jersey City, NJ 07310.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Board Leadership Structure

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, Betsy J. Bernard serves as our Lead Director and Richard O’Connell, Jr. serves as our Interim Chief Executive Officer.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own during the fiscal year ended December 31, 2016 all such reports were timely filed, except that three Form 4s were filed late by Nicole Braun resulting in 75 transactions not being reported on a timely basis, a Form 4 was filed late by Brent D. Rosenthal, resulting in one transaction not being reported on a timely basis, a Form 4 was filed late by Richard O’Connell, Jr., resulting in one transaction not being reported on a timely basis, and a Form 4 was filed late by Jonathan E. Sandelman, resulting in one transaction not being reported on a timely basis

Certain Relationships and Related-Party Transactions

In addition to the cash and equity compensation arrangements of our directors and executive officers discussed under “Director Compensation” and “Executive Compensation,” the following is a description of transactions since January 1, 2015, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

The Company entered into a Separation and General Release Agreement (the “Orsini Separation Agreement”) with James Orsini, its former Chief Executive Officer, which confirmed his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. Pursuant to the terms of the Orsini Separation Agreement and in accordance with the terms of his employment agreement, the Company paid to Mr. Orsini, one year of his base salary, accrued but unused vacation time and provided continued medical coverage for a period of one year. In addition, the Company reimbursed Mr. Orsini for $10,000 for his attorneys’ fees in connection with his Separation Agreement. In exchange for these payments, and other provisions, Mr. Orsini provided a general release in favor of the Company. The Orsini Separation Agreement became effective on September 19, 2014 and payments to Mr. Orsini were made through September 2015.

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On October 10, 2013, we entered into a Consulting Agreement with Peter D. Holden pursuant to which Mr. Holden provided advice and support in connection with our review, analysis and development of our intellectual property. Mr. Holden served on our Board from March 2013 through December 2016. Pursuant to the Consulting Agreement, Mr. Holden received $13,000 per month and, in addition, was granted an option to purchase 50,000 shares of our common stock at a price of $0.609 per share. The options vested immediately and expired on October 10, 2016. The Consulting Agreement was terminated in February 2015.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not yet adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2016 and prior, all related party transactions were reviewed and approved by the Board of Directors, with each related party at the time serving as a director, abstaining from the vote.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, indemnify directors and officers who are parties thereto with indemnification rights arising out of, or relating to, their service as directors and officers of the Company or where they serve at the request of the Company as an officer, director, representative or other agent at another entity. The indemnification agreement also provides the directors and officers who are parties thereto with certain rights to advancement of expenses incurred in defending a proceeding in advance of the disposition of any proceeding for which indemnification rights may be available pursuant to the indemnification agreement. Further, the indemnification agreement provides for a process for the Board to determine whether an indemnified person is entitled to indemnification in a particular case.

Director Independence

Our Board of Directors presently consists of six members. Our Board of Directors has determined that each of Ms. Bernard, Messrs. Sandelman, Beatty, and Robinson are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and in accordance with Rule 5605 of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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DIRECTOR COMPENSATION

Our non-employee Board of Director members receive an annual cash payment of $30,000, payable quarterly, for service on the Board of Directors and $250 per committee or board meeting, attended in-person or telephonically. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business. There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Upon appointment to the Board of Directors and annually thereafter, our directors receive a grant of five-year options to purchase 20,000 shares of common stock which options vest immediately upon grant and which expire upon the earlier of the scheduled expiration date or 18 months after the cessation of service, whichever is sooner. The chairperson of each of our standing committees receives a grant of options to purchase 5,000 shares.

Effective November 10, 2015, our Board of Directors agreed to increase the compensation of the Lead Director to an annual cash payment of $45,000 and options to purchase 30,000 shares of common stock.

The following table sets forth compensation received by our directors in the year ended December 31, 2016.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Jerry Hug (1)	0	0	0	0	0
Jonathan E. Sandelman	31,750	0	35,040	0	66,790
Peter D. Holden (2)	23,500	0	35,040	0	58,540
Betsy J. Bernard	47,750	0	52,560	0	100,310
Joseph A. Beatty	32,750	0	43,800	0	76,550
Richard O’Connell, Jr. (3)	32,750	0	43,800	0	76,550
Brent Rosenthal (4)	16,500	0	59,800	0	76,300
Philip B. Livingston (5)	7,500	0	0	0	7,500

(1)	This table includes only his compensation which was expressly for service as a director. Mr. Hug received other compensation as an executive officer—see the Summary Compensation Table below. Mr. Hug resigned as an officer and director effective February 17, 2017.

(2)	Mr. Holden was appointed as a Director on March 29, 2013 and resigned as Director on December 5, 2016.

(3)	Mr. O’Connell was appointed as a Director on February 18, 2016.

(4)	Mr. Rosenthal was appointed as a Director on August 9, 2016.

(5)	Mr. Livingston was appointed as a Director on November 13, 2014 and did not stand for re-election at the annual meeting held on February 18, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock by each of our directors and named executive officers, each person known to us to beneficially own 5% or more of our common stock, and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly, based on 20,681,047 shares outstanding as of April 28, 2017. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power (subject to applicable community property laws) and that person’s address is c/o SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shares of common stock subject to options, warrants, or convertible notes currently exercisable or convertible or exercisable or convertible within 60 days after April 28, 2017 are deemed outstanding for computing the share ownership and percentage of the person holding such options, warrants, or convertible notes but are not deemed outstanding for computing the percentage of any other person.

Name	Shares	Percentage
Richard O’Connell, Jr. (1)	42,733	*
Lawrence Firestone	0	*
Betsy J. Bernard (2)	146,420	*
Jonathan E. Sandelman (3)	525,788	2.55
Brent D. Rosenthal (4)	46,667	*
Joseph A. Beatty (5)	77,910	*
Lowell W. Robinson (6)	20,000	*
Jon Lowen (7)	182,567	*
Michael Blanche (8)	54,000	*
Adam Meshekow (9)	79,448	*

Officers and Directors as a Group (10 persons)	1,175,533	5.7%

Stephen Baksa (10)	1,006,060	4.9%
Thomas M. Candelaria (11)	406,750	2.0%
Karen Singer (12)	2,100,718	10.2%
TAR Holdings LLC (12)	2,100,718	10.2%
Nicole Braun (13)	1,954,391	9.5%

(1)	Includes 25,000 shares underlying stock options held jointly with spouse and which are fully vested.

(2)	Includes 66,014 shares underlying stock options which are fully vested.

(3)	Includes 88,288 shares underlying stock options which are fully vested.

(4)	Includes 20,000 shares underlying stock options which are fully vested.

(5)	Includes 57,945 shares underlying stock options which are fully vested.

(6)	Includes 20,000 shares underlying stock options which are fully vested.

(7)	Includes 127,666 shares underlying stock options that are fully vested.

(8)	Includes 33,333 shares underlying stock options that are fully vested.

(9)	Includes 76,333 shares underlying stock options that are fully vested.

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(10)	Based on Schedule 13D/A filed with the SEC on May 1, 2017. The address of the principal office of Mr. Baksa is 2 Woods Lane, Chatham, NJ 07928. Includes (i) 776,326 shares of common stock held directly by Mr. Baksa; (ii) 204,734 shares of common stock held in trust for Mr. Baksa’s immediate family, (iii) 5,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the SITO Mobile, Ltd. 2010 Stock Option Plan (the “2010 Plan”) with an exercise price of $6.04 per share and (iv) 20,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(11)	Based on Schedule 13D/A filed with the SEC on May 1, 2017. The address of the principal office of Mr. Candelaria is 3228 El Camino del Norte, Encinitas, CA 92023. Includes (i) 386,750 shares of common stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and stockholder; and (ii) 20,000 shares of common stock held in trust for Mr. Candelaria’s immediate family. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,801 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(12)	Based on Schedule 13D/A filed with the SEC on May 5, 2017. The address of Ms. Singer and TAR Holdings LLC is 212 Vaccaro Drive, Cresskill, NJ 07626. Shares are held directly by TAR Holdings LLC. Ms. Singer is the sole member of TAR Holdings LLC.

(13)	Based on information received on May 1, 2017 from the Company’s transfer agent.

(*)	Less than 1%.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At this Annual Meeting, the terms of all six members of our Board will expire and the size of our Board will automatically revert back to five (5) members.

Upon the recommendation of our Governance and Nominating Committee, the Board of Directors has nominated each of Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard and Lowell W. Robinson to serve as our directors until our next annual meeting of stockholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death. Each nominee is a current director standing for re-election. The Board has determined that Brent D. Rosenthal, a current member of the Board, will not be nominated or recommended by the Board for re-election at the Annual Meeting.

The nominees recommended by the Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by the Company’s stockholders. As of the date of this proxy statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Governance and Nominating Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

As you may be aware, on April 7, 2017, Stephen D. Baksa purported to notify the Company that he intends to nominate five (5) director candidates, including two members of the Board of Directors of Evolving Systems, for election to our Board at the Annual Meeting, which, if elected, would replace our entire Board. Mr. Baksa is a party to a Schedule 13D filed with the SEC relating to the Company where he has disclosed that he is a member of a “group” with Thomas M. Candelaria. According to the Schedule 13D Amendment filed with the SEC by the Baksa Group on May 1, 2017, the Baksa Group claims to beneficially own, in the aggregate, approximately 6.8% of our outstanding common stock. Also, on April 7, 2017, Karen Singer caused TAR Holdings LLC, to purport to notify the Company that it intends to nominate three (3) director candidates, including one member of the Board of Directors of Evolving Systems and an individual who is a paid consultant to Evolving Systems and is also Karen Singer’s brother-in-law, for election to our Board at the Annual Meeting, which, if elected, would represent more than a majority of the members of our Board. According to the Schedule 13D Amendment filed with the SEC by the Karen Singer Group on May 5, 2017, the Karen Singer Group claims to beneficially own approximately 10.2% of our outstanding common stock. We do not endorse the election of any of the Baksa Group’s or the Karen Singer Group’s purported director candidates.

On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that the Baksa Purported Nominating Notice may not comply with the Company’s Bylaws and requested additional documentation to verify information contained in the Baksa Purported Nominating Notice. On April 28, 2017, Mr. Baksa sent a letter to the Company wherein he indicated his refusal to provide the Company with the requested verification.

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On April 20, 2017, the Company delivered a letter to TAR Holdings LLC / Karen Singer expressing its concerns that the Singer Purported Nominating Notice may not comply with the Bylaws and requested additional documentation to verify information contained in the Singer Purported Nominating Notice. On April 28, 2017, TAR Holdings LLC’s legal counsel, Andrews Kurth Kenyon LLP, sent a letter to the Company’s legal counsel, Morgan, Lewis & Bockius LLP wherein it indicated TAR Holdings’ refusal to provide the Company with the requested verification.

The Company’s Bylaws provide that if the SITO Board was to make a determination that the Baksa Purported Nominating Notice and/or the Singer Purported Nominating Notice did not comply with the Bylaws, including if they failed to provide a requested verification of information contained in a purported notice of nomination, and that, accordingly, the Baksa Group and/or the Karen Singer Group had not submitted to the Company a timely and proper advance notice of nomination in compliance with the Bylaws, then if the Baksa Group and/or the Karen Singer Group attempted to nominate their respective purported proposed candidates for election to the SITO Board at the 2017 Annual Meeting, such purported proposed candidates would be disregarded and any ballots cast for such purported proposed nominees would be void. As of the date of this proxy statement, the SITO Board has yet to make a determination regarding whether the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice comply with the Bylaws and whether to disregard any of their respective purported proposed candidates for election to the SITO Board at the 2017 Annual Meeting.

Notwithstanding SITO’s belief that the Baksa Purported Nominating Notice and the Singer Purported Nominating Notice may not comply with the Bylaws and that, accordingly, the Baksa Group and the Karen Singer Group may not have submitted to the Company a timely and proper advance notice of nomination of proposed candidates for election to the SITO Board in compliance with the Bylaws, you may receive proxy solicitation materials from (i) the Baksa Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Baksa Group, including, but not limited to, the Baksa Group’s purported proposed director candidates, Matthew Stecker (Chairman of the Evolving Systems Board of Directors) and Thomas Thekkethala (CEO of Evolving Systems and member of its Board of Directors), such as an opposition proxy statement and proxy card, and/or (ii) the Karen Singer Group and/or other participants in its proxy solicitation or other persons or entities affiliated with the Karen Singer Group, including Karen Singer’s husband Gary A. Singer, her son Julian D. Singer, and Karen Singer’s purported proposed director candidates Steven G. Singer (brother of Gary A. Singer and brother-in-law of Karen Singer and paid consultant to Evolving Systems) and Richard Ramlall (member of the Board of Directors of Evolving Systems), such as an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Baksa Group or the Karen Singer Group contained in any proxy solicitation materials filed or disseminated by the Baksa Group or the Karen Singer Group or any other statements that the Baksa Group, the Karen Singer Group or any other participant in their respective solicitations may otherwise make.

While the Baksa Group and the Karen Singer Group have each purported to assert that they are not a group for purposes of Section 13(d) of the Exchange Act each of the Baksa Group and the Karen Singer Group have purported to nominate candidates for election to the SITO Board with close ties to Evolving Systems, a publicly-held company where Karen Singer claims to be the largest stockholder (according to a Schedule 13D Amendment filed on April 7, 2017 she currently owns 21.2% of Evolving Systems’ stock), including (i) the Baksa Group’s purported proposed director candidates Matthew Stecker and Thomas Thekkethala, both of whom are members of the Board of Directors of Evolving Systems and members of its senior leadership team, and (ii) the Karen Singer Group’s purported proposed director candidates Richard Ramlall and Steven G. Singer, who are, respectively, a member of the Board of Directors of Evolving Systems and a paid consultant to Evolving Systems (and brother-in-law of Karen Singer). In addition, the family of Karen Singer has longstanding ties to Matthew Stecker, one of the Baksa Group’s purported proposed candidates for election to the SITO Board who has worked with the family of Karen Singer at various other publicly–held companies including MRV Communications, Inc., Livewire Mobile, Inc. and Concurrent Computer Corporation.

Our Board does not endorse any of the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates and recommends that you vote “FOR” each of the nominees proposed by our Board using only the WHITE proxy card or by following the instructions to vote your shares over the Internet, by telephone or in person at the Annual Meeting.

Your Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form that the Baksa Group, the Karen Singer Group, Gary A. Singer, Julian D. Singer, any representatives of Evolving Systems or any person other than the Company may send to you, even as a protest vote against the Baksa Group or the Karen Singer Group, or any of the Baksa Group’s or the Karen Singer Group’s purported director candidates. Even a “WITHHOLD” vote with respect to the Baksa Group’s or the Karen Singer Group’s purported proposed director candidates on their respective proxy cards will cancel any previously submitted WHITE proxy card vote. If you do sign a proxy card sent to you by the Baksa Group or the Karen Singer Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.

The enclosed WHITE proxy card will not be voted for more than five candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the enclosed proxy card will vote to elect Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard and Lowell W. Robinson to the Board, unless, by marking the appropriate space on the WHITE proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote with respect to a specified candidate(s).

So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

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The directors of SITO Mobile have diverse backgrounds that provide experience and expertise in a number of areas particularly relevant to the Company. The Governance and Nominating Committee considers the particular qualifications and experience of directors standing for re-election and potential nominees for election and strives to nominate a Board that has expertise in a number of areas critical to the Company.

Nominees

Betsy J. Bernard joined our Board of Directors on July 15, 2014. Ms. Bernard was previously the President of AT&T, a position she held from October 2002 until her retirement in December 2003. Ms. Bernard also served as President and CEO of AT&T Consumer from April 2001 through October 2002. Ms. Bernard held senior executive positions with Qwest Communications International, Inc., USWEST, Inc. AVIRNEX Communications Group and Pacific Bell. Ms. Bernard serves as a Director, a member of the Audit and Finance Committees and Chair of the Strategic Issues Committee of the Principal Financial Group. She also serves as a director, a member of the compensation committee and Chair of the Nominating and Governance Committee of Zimmer Biomet. She previously served as chair of Telular Corporation. Ms. Bernard serves on the advisory boards of GroTech Ventures, Innovate Partners and the Silverfern Group. Ms. Bernard received a BA from St. Lawrence University, an MBA from Fairleigh Dickinson University, an MS degree in management from Stanford University’s Sloan Fellowship Program, and a Doctor of Laws (Honorary) from Pepperdine University.

The Board of Directors has concluded that Ms. Bernard is qualified to serve as a director of the Company because of her past experience in senior executive roles with leading global telecommunications companies and her significant experience as a director of public company boards, including service as chairman of the board, and experience as a member of compensation and audit committees as well as chair of nomination and governance committees.

Richard O’Connell, Jr. was appointed as Interim Chief Executive Officer on February 16, 2017. Mr. O’Connell has served on our Board of Directors since February 18, 2016. From 2010 to May 2016, Mr. O’Connell served as the Chief Financial Officer and Chief Credit Officer of Emergent Capital, Inc., a NYSE-listed specialty-finance business that primarily invests in life settlements. From 2006 until 2009, Mr. O’Connell served as the Chief Financial Officer of RapidAdvance, LLC, and from 2002 until 2005 he served as the Chief Operating Officer of Insurent Agency Corporation. From 2000 until 2001, Mr. O'Connell acted as Securitization Consultant to the Industrial Bank of Japan, and from 1999 until 2000, he served as President of Telomere Capital, LLC. From 1988 until 1998, Mr. O’Connell served in various senior capacities at Enhance Financial Services and its subsidiary, Singer Asset Finance Company, including President and Chief Operating Officer of Singer Asset Finance and Senior Vice President and Treasurer of Enhance Financial Services. Mr. O’Connell received a B.A. from Franklin and Marshall College and an M.B.A. from Rutgers University Graduate School of Management.

Mr. O’Connell is qualified to serve as a member of the Board because of his past experience as Chief Operating Officer and Chief Financial Officer of various finance companies.

Jonathan E. Sandelman joined our Board of Directors on December 10, 2012. Mr. Sandelman is the Chief Executive Officer, Founder, and Chief Investment Officer at Sandelman Partners, LP. He founded the firm on July 1, 2005. Mr. Sandelman is the President and Director at NMS Services Inc., NMS Services (Cayman) Inc., and BAC Services Inc. He was the President of the New York Office at Banc of America Securities LLC. Mr. Sandelman joined the firm in 1998 as the Head of Equity Financial Products and took charge of the equity department in 2002. He headed the firm’s debt and equities business before becoming the President, a post that Mr. Sandelman held until October 20, 2004. He was the Deputy Head of Global Equities, Member of the Risk Management Committee, Member of the Compensation Committee, and Managing Director of Equity Derivatives at Salomon Brothers. Mr. Sandelman was a Director of Do Something and Impact Web Enterprises, Inc. He holds a Bachelor of Arts and a Juris Doctor from Yeshiva University-Cardozo Law School.

Mr. Sandelman’s financial and intellectual property knowledge and experience qualifies him to serve on the Company’s Board of Directors.

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Joseph A. Beatty joined our Board of Directors on September 9, 2014. Mr. Beatty was President and Chief Executive Officer and a board member of Telular Corporation from 2008 until its sale in June 2013. Prior to serving as Telular’s President and Chief Executive Officer, Mr. Beatty served as its Executive Vice President (beginning in April 2007) and Chief Financial Officer and Secretary (beginning in May 2007). From June 2003 until June 2006, Mr. Beatty was President and Chief Executive Officer of Concourse Communications Group, a privately held developer and operator of distributed antenna systems and airport Wi-Fi networks. From March 2001 until June 2003, Mr. Beatty worked with private equity firm Cardinal Growth L.P. on various acquisition projects and also acted as part-time Interim Chief Financial Officer for Novaxess B.V., a privately held telecom services provider based in the Netherlands. From November 1996 until February 2001, Mr. Beatty was a co-founder and the Chief Financial Officer of Focal Communications Corporation, a publicly held telecom services provider. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local telecom services provider. Mr. Beatty is a former Chairman and continues to serve on the board of trustees of Edward Health Services Corporation, a not-for-profit healthcare provider located in Naperville, Illinois. He is also a director of EHSC Cayman Segregated Portfolio, its captive insurance subsidiary, domiciled in the Cayman Islands, and FourKites, Inc., a privately held provider of SaaS software solutions in the logistics space. Mr. Beatty earned a bachelor’s degree in electrical engineering from the University of Illinois and an MBA from the University of Chicago’s Booth School of Business. He is also a Chartered Financial Analyst.

Mr. Beatty’s extensive management and leadership experience in the telecommunications industry and his strong background in finance and impressive experience as a member of senior management for a number of telecommunications companies provide our Board with key expertise in financial matters and valuable insight regarding strategic opportunities.

Lowell W. Robinson joined our Board of Directors on April 18, 2017. Mr. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from August 2007 through March 2009. He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson has also served as a director of EVINE since 2014. Mr. Robinson also served on the Board of Directors of Support.com in 2016, the Board of Directors of Higher One from 2014 to 2016, the Board of Directors of The Jones Group from 2005 to 2014, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc., from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and served on the Board of the Metropolitan Opera Guild from 2013 to 2016. Mr. Robinson earned a Bachelor of Arts in Economics from the University of Wisconsin and a Master of Business Administration from Harvard Business School.

The Board of Directors has concluded that Mr. Robinson is qualified to serve as a director of the Company because of his thirty years of global strategic, financial, turnaround and M&A experience, operational and board expertise in technology, media and telecom companies coupled with a strong operational background gained as an executive at well-known public companies, including General Foods and Citigroup providing him with well-informed operational guidance, as well as his public-company board experience.

Required Vote

The nominees for the five director seats who receive the most affirmative votes of shares outstanding as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter will be elected to serve as directors.

BOARD RECOMMENDATION

The Board recommends a vote “FOR” the election of all five of the Board’s nominees.

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EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Executive Officers

For biographical information regarding Mr. O’Connell, please see Proposal No. 1 above.

Lawrence Firestone was appointed Interim Chief Financial Officer on March 14, 2017. Mr. Firestone is the Chief Executive Officer and President of FirePower Technology, Inc., a provider of power supplies to the high performance computing market, a position he has held since January 2014. From June 2012 through June 2013, Mr. Firestone served as Chief Executive Officer and President of Qualstar Corporation (Symbol: QBAK), a public manufacturer of tape libraries. Previously, from February 2011 through June 2012, Mr. Firestone served as Chief Financial Officer of Xiotech Corporation, a privately held manufacturer of performance hard disk storage serving big data users. Mr. Firestone is also a member of InterimExecs (interimexecs.com) a service provider of interim executives to fill the immediate needs of companies around the world and he performs interim executive consulting services. Mr. Firestone's public company management experience also includes Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (Symbol: AEIS), Senior Vice President and Chief Financial Officer at Applied Films Corporation (Symbol: AFCO). Mr. Firestone's public company board experience includes CVD Equipment (Symbol: CVV), Qualstar Corporation (Symbol: QBAK), Amtech Systems, Inc. (Symbol: ASYS) and Hyperspace Communications, Inc. (Symbol: HCO).

Jon Lowen was appointed Chief Operating Officer of the Company on April 24, 2107. As Chief Operating Officer, Mr. Lowen is responsible for the growth of the Company’s technology products, business strategies and operational teams who oversee the day-to-day advertising and data campaigns. Since August 2014, Mr. Lowen served as the Company’s Executive Vice President of Operations and Product Development. Prior to joining the Company, from October 2012 to July 2014, he ran operations at DoubleVision Networks, a mobile demand side platform. Mr. Lowen spent his entire career in the advertising technology space. From May 2008 to December 2011, he worked at Outdoor Hub, LLC, now known as Carbon Media Group, the largest outdoor sports digital media company, as the Director of Publisher Accounts, then as Director of Ad Operations and, later, as Chief Operating Officer. Mr. Lowen holds a Bachelor’s Degree in Economics from The University of Michigan.

Michael Blanche was appointed Chief Technology Officer of the Company on April 24, 2017. As Chief Technology Officer of the Company, Mr. Blanche is responsible for leading the next phase of innovation and growth for the Company, focusing on identifying opportunities and developing technology that result in a competitive advantage and deliver return on investment. After joining the Company in 2015, Mr. Blanche served as the Company’s Senior Vice President of Technology & Innovation. Prior to SITO, from July 2013 to February 2015, he served as Head of Product at Momentum, a successful SaaS based education platform. From Jun 2010 to July 2012 he served as Head of Operations at Comsite building a cloud based safety platform. In March 2017, he was part of the group to advise and develop the Location Based Advertising Measurement Guidelines issued by the Media Rating Council. Mr. Blanche received his Bachelor of Commerce for Business Innovation and Digital Media from the University of Wollongong, Australia in 2010.

Adam Meshekow was appointed as Chief Revenue Officer of the Company on April 24, 2107. Mr. Meshekow will assume responsibility for all existing and new revenue streams. Mr. Meshekow has spent his entire career in digital marketing. Prior to joining the Company in February 2014, he was responsible for mobile marketing and brand management at Toys “R” Us, the largest global toy and juvenile products-focused retailer. Mr. Meshekow joined Toys“R”Us in 2010.  Mr. Meshekow serves on the Advisory Board of Kiip, a privately held mobile engagement platform. Mr. Meshekow holds a B.S. from Roger Williams University’s Mario J. Gabelli School of Business.

Current Members of the Board of Directors

Our Board of Directors consists of Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard, Lowell W. Robinson and Brent D. Rosenthal. Biographical information regarding Richard O’Connell, Jr., Jonathan E. Sandelman, Joseph A. Beatty, Betsy J. Bernard, and Lowell W. Robinson is provided under Proposal No. 1.

Brent Rosenthal joined our Board of Directors on August 9, 2016. Mr. Rosenthal is the founder of Mountain Hawk Capital Partners, LLC, an investment fund focused on small and micro-cap equities in the technology media telecom (TMT) and food industries. Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the Board of Directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ: RIBT) and as a Special Advisor to the Board of Directors of Park City Group (NASDAQ:PCYG). Previously, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management where he worked from 2002 through 2016. Mr. Rosenthal served on the Board of Directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.

At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. On April 18, 2017, the Board determined that it does not intend to nominate or recommend Mr. Rosenthal for re-election to the Board at the 2017 Annual Meeting. Further, effective April 18, 2017, the Board has determined that it no longer deems Mr. Rosenthal to be an independent director for purposes of NASDAQ’s listing rules, and, accordingly, he has been removed from all committees of the Board.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. Our Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of clients and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of our Compensation Committee.

The Elements of our Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving certain objectives, individual performance experience and expertise and salaries paid to executives at companies similarly situated to ours.

Incentive Compensation Awards

Each of our Named Executive Officers is eligible for an annual cash bonus, based upon net revenue, gross margins, and individual key performance indicators, set by the Compensation Committee annually. For 2017, the Compensation Committee has determined to consider EBITDA instead of gross margins as a performance metric. Our Compensation Committee sets the target bonus compensation paid as a percentage of each executive’s base salary with payment based upon certain threshold performance set by the Compensation Committee. The target bonus compensation is reviewed on an annual basis by our Compensation Committee.

Equity Incentive Awards

The equity grant component of the compensation plan for our named Executives is performance based. The number of performance options to be received by each of the executives is based upon the achievement by the Company of certain net revenues and gross margins targets which is reviewed on an annual basis by our Compensation Committee. For 2017, the equity grant will be determined based upon certain net revenue and EBITDA performance thresholds. Our Compensation Committee has in the past also approved one-time option grants not tied to performance targets as a way to incentivize our executive officers and to bring their ownership interest in line with executives at companies similarly situated to ours.

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Benefits and Prerequisites

Other than health insurance and a 401(k) plan, we do not currently provide any employee benefit or retirement programs.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

Employment Agreements

We entered into an employment agreement with our former CEO, Jerry Hug, when he joined the Company as our Director of Corporate Development, effective July 1, 2011. Pursuant to the terms of the employment agreement with Mr. Hug, we agreed to pay Mr. Hug an annual salary, which is reviewed annually, and discretionary cash bonuses. Effective February 17, 2017, Mr. Hug resigned from his positions with the Company.

Effective November 1, 2013, we entered into an employment agreement with Kurt Streams who served as our Chief Financial Officer and our Chief Operating Officer. Pursuant to the terms of the employment agreement with Mr. Streams dated October 18, 2013, we agreed to pay Mr. Streams an annual salary of $200,000, which is reviewed annually and discretionary cash bonuses. Mr. Streams received increases in his base salary as approved by the Compensation committee of the Board. Effective March 10, 2017, Mr. Streams resigned from his positions with the Company.

We have not entered into an employment agreement with our current Interim Chief Executive Officer; instead the terms of his employment are governed by an offer letter. The offer letter provides for a base salary of $350,000 and provides that the basis of his employment with the Company is “at will”.

Our Interim Chief Financial Officer is contracted through an Interim Executive Advisory Agreement between the Company and Rapid Deployment LLC, or RD. Pursuant to the Advisory Agreement, the Company agreed to pay a monthly fee of $50,000 and reimburse RD for certain expenses related to Mr. Firestone’s provision of services to the Company. The Advisory Agreement can be terminated upon 30 days advance notice and provides for indemnification of RD by the Company under certain circumstances.

Separation and Change in Control Arrangements

Pursuant to the terms of the employment agreement with Messrs. Hug and Streams, in the event of: (i) termination without Cause (as defined in the Employment Agreement), (ii) termination due to a Disability (as defined in the Employment Agreement), (iii) the executive resigns with Good Reason (as defined in the Employment Agreement), or (iv) the Employment Agreement is not renewed at the election of the Company, Messrs. Hug and Streams shall be entitled to receive severance benefits. The employment agreements with Messrs. Hug and Streams provided for severance benefits as follows: (i) Base Salary immediately in effect immediately prior to the termination of the Employment Agreement or the Termination Date, for a period of three months and (ii) payment of COBRA premiums for the executives and their eligible dependents for a period of three months, subject to the Company’s right to discontinue or change its COBRA policy. Receipt of severance benefits shall be contingent upon Messrs. Hug and Streams executing and delivering a general release of all claims in favor of the Company and its related persons.

In addition to severance benefits, the employment agreements with Messrs. Hug and Streams provided for payment of: (i) any salary earned and accrued but unpaid prior to the Termination Date, (ii) payment for all accrued but unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices.

In connection with the circumstances that led to the resignations of Messrs. Hug and Streams, the Company has not agreed to pay severance.

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Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during our fiscal year ended December 31, 2016 and December 31, 2015 to our Named Executive officers.

Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)

Jerry Hug	2016	305,139	192,628	0	1,009,833	1,507,600
Chief Executive Officer (1)	2015	260,417	105,144	0	247,940	613,501

Kurt Streams	2016	239,514	115,577	0	275,538	630,629
Chief Financial Officer
Chief Operating Officer (2)	2015	238,542	67,293	0	112,700	418,535

(1)	Mr. Hug resigned as Chief Executive Officer and Director effective February 17, 2017.

(2)	Mr. Streams was appointed as Chief Operating Officer on December 20, 2016. Effective March 10, 2017, Mr. Streams resigned as Chief Financial Officer and Chief Operating Officer.

Outstanding Equity Awards

The following table reflects options granted to our executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at December 31, 2016

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date

Jerry Hug (1)	50,000	-		4.69	12/01/2017
	42,060	21,030		2.805	11/21/2019
	50,000	100,000	(2)	3.51	11/18/2020
	-	300,000		4.00	8/9/2023
	-	27,500	(3)	4.00	11/9/2023

Kurt Streams (4)	75,000	-		6.20	11/1/2018
	16,824	8,412		2.805	11/21/2019
	23,333	46,667	(2)	3.51	11/18/2020
	-	75,000		4.00	8/9/2023
	-	12,500	(3)	4.00	11/9/2023

(1)	Mr. Hug resigned as an officer and director of the Company effective February 17, 2017.

(2)	The options granted are performance options and shall vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 18, 2015 date of grant. The maximum number of options subject to the grant shall be 150,000 and 70,000 for Mr. Hug and Mr. Streams, respectively. The number of options to be received is dependent upon the achievement of certain corporate goals, determined by our Compensation Committee.

(3)	The options granted are performance options and shall vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 9, 2016 date of grant. The maximum number of options subject to the grant shall be 27,500 and 12,500 for Mr. Hug and Mr. Streams, respectively. The number of options to be received is dependent upon the achievement of certain corporate goals, determined by our Compensation Committee.

(4)	Mr. Streams was appointed as Chief Operating Officer on December 20, 2016. Effective March 10, 2017, Mr. Streams resigned as Chief Financial Officer and Chief Operating Officer.

Compensation Committee Interlocks and Insider Participation

As a smaller reporting company, the Company is not required to provide the disclosure required by this item.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors, and has other duties and functions as described in its charter.

Company management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in fiscal year 2016 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted by the Audit Committee,

Joseph A. Beatty, Chairman

Lowell W. Robinson

Betsy J. Bernard

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PROPOSAL NO. 2

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this proxy statement of the Company’s executive officers who are named below in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” which the Board has determined to hold every year, gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of SITO Mobile, Ltd. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement for its 2017 Annual Meeting, as such compensation is disclosed in the Company’s Proxy Statement for its Annual Meeting pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal No. 2 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote to approve the compensation disclosed in this proxy statement of the Company’s executive officers who are named in this proxy statement’s summary compensation table.

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PROPOSAL NO. 3

RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Tax Benefits Preservation Plan”), a copy of which is attached as Appendix A to this Proxy Statement. Stockholder ratification of the Tax Benefits Preservation Plan is not required by applicable law or by our Amended and Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of stockholders on the advisability of the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, the Company has generated net operating losses that, under federal tax laws, can be “carried forward” to offset the Company’s federal income tax obligations in future years. As of December 31, 2016, we estimate that the Company had approximately $40 million of (pre-tax) federal net operating loss carryforwards (“NOLs”) that could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability. Additional information with respect to these NOLs is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 which the Company filed with the SEC on April 17, 2017.

Our Board believes that our NOLs have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).

Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred.

After careful consideration, and after consulting with our tax, financial and legal advisors, on April 3, 2017, our Board acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan, which is similar to tax benefits preservation plans adopted by other public companies seeking to preserve the potential benefits of their NOLs. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our Common Stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix A. The Board urges stockholders to read carefully the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

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It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution, and an ownership change may occur even if the Tax Benefits Preservation Plan is approved. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our Common Stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

The Board believes that the Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. Accordingly, the Board recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Ratification of the Tax Benefits Preservation Plan

The proposal to ratify the Tax Benefits Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Although not required by our governing documents or by applicable law, the Board is asking stockholders to ratify the Tax Benefits Preservation Plan, which was adopted by the Board effective as of April 3, 2017. As explained above, the Tax Benefits Preservation Plan was adopted by the Board in an effort to protect a potentially valuable asset and preserve SITO’s future ability to use its NOLs. In the event the stockholders fail to ratify the Tax Benefits Preservation Plan, the Board may, although it is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

●	All stockholders who each own less than 5% of our Common Stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

●	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

●	Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

●	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●	Our redemption or buyback of our Common Stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5 percent (or more) change in ownership.

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Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding shares of Common Stock within the meaning of Section 382, other than with the approval of the Board, in an effort to diminish the risk that the Company’s ability to utilize its NOLs may become substantially limited, which could therefore significantly impair the value of those assets. Stockholders who beneficially owned 4.99% or more of the outstanding shares of Common Stock prior to the first public announcement made by the Company on April 3, 2017 of the adoption of the Tax Benefits Preservation Plan will not trigger the Tax Benefits Preservation Plan so long as such stockholders do not acquire additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a stock split, reverse stock split, subdivision or reclassification of the outstanding shares of Common Stock) at a time when they still beneficially own 4.99% or more of the outstanding shares of Common Stock.

The Rights. On April 3, 2017, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to the Company’s stockholders of record as of the close of business on April 14, 2017. One Right will also be issued together with each share of the Common Stock issued after April 14, 2017 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series A Preferred Stock. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share (a “Unit”) of a newly-designated series of preferred stock, Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) for a purchase price of $11.00 (the “Purchase Price”). If issued, each Unit of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock and the value of one Unit of Series A Preferred Stock is expected to approximate the value of one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, subject to the exceptions noted below, an “Acquiring Person” is any person who or which, together with all Affiliates and Associates (as such terms are defined in the Tax Benefits Preservation Plan) of such person, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding other than as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by stockholders. The term “person” for purpose of the definition of Acquiring Person and the Tax Benefits Preservation Plan means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity. The Tax Benefits Preservation Plan provides that the following persons shall not be deemed an Acquiring Person thereunder:

●	the Company or any subsidiary of the Company;

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●	any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

●	any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan, unless and until such person or any Affiliate of such person acquires beneficial ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such person still beneficially owns 4.99% or more of the Common Stock;

●	any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

●	any person who as the result of an acquisition of shares of Common Stock by the Company (or any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) that, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 4.99% or more of the shares of Common Stock of the Company then outstanding;

●	any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period; and

●	any person who the Board determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires beneficial ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382.

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Beneficial Ownership. A person’s beneficial ownership of shares of Common Stock is determined as provided in the Tax Benefits Preservation Plan and, subject to the specific definition of “beneficial ownership” included in the Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes, without limitation, any securities (i) which such person or such person’s Affiliates or Associates, directly or indirectly has the right to vote or dispose of, alone or in concert with others, (ii) which such person or such person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, (iii) which such person or any of such person’s Affiliates or Associates owns directly or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing (but excluding securities issuable upon exercise of Rights)), (iv) which are beneficially owned, directly or indirectly, by any other person, if such person or any of such person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other person or any of such other person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, and (v) which such person would otherwise be deemed to actually or constructively own for purposes of Section 382 or the Treasury Regulations promulgated thereunder.

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

●	tenth (10th) calendar day after a public announcement that a person has become an Acquiring Person; and

●	tenth (10th) calendar day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, the Company’s Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights and will contain a notation to that effect. Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying Common Stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are under certain circumstances beneficially owned, or under certain circumstances were beneficially owned, by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

Discretionary Authority of the Board to Exempt a Transaction. The Tax Benefits Preservation Plan grants discretion to the Board to exempt a specific acquisition of the Company’s Common Stock from being deemed a triggering event under the Tax Benefits Preservation Plan.

Redemption. At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series A Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

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Expiration. The Rights and the Tax Benefits Preservation Plan will expire on the earliest to occur of the following:

●	the close of business on April 3, 2020;

●	the redemption of the Rights;

●	the exchange of the Rights;

●	the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s tax attributes similar to that provided by the Tax Benefits Preservation Plan;

●	the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes;

●	the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve the Company’s tax attributes; and

●	the beginning of a taxable year of the Company to which the Board determines that none of the Company’s tax attributes may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Stock or of the Company’s shares of Common Stock.

Amendments. Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Tax Benefits Preservation Plan after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Certain Considerations Related to the Tax Benefits Preservation Plan

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefits Preservation Plan is ratified. Please consider the factors discussed below in voting on this Proposal 3.

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The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board adopted the Tax Benefits Preservation Plan is that we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. While the Tax Benefits Preservation Plan is not principally intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. The Tax Benefits Preservation Plan, however, should not interfere with any merger or other business combination approved by the Board.

BOARD RECOMMENDATION

The Board recommends a vote “FOR” the ratification of our Section 382 Tax Benefits Preservation Plan.

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IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING
INSTRUCTION FORM SENT TO YOU BY THE BAKSA GROUP, THE KAREN SINGER GROUP,

Gary A. Singer, Julian D. Singer or any person other than the Company

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

APPENDIX A

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and between

SITO MOBILE, LTD.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
as Rights Agent

Dated as of April 3, 2017

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SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated April 3, 2017, between SITO Mobile, Ltd., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on April 3, 2017, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on April 14, 2017 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1. Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i) any Exempt Person;

(ii) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii) any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

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(iv)  any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), becomes the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v) any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce Beneficial Ownership to less than 4.99% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

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In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

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(ii) which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii) which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; and

(iv) to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

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provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity”, in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e) “Board” shall have the meaning set forth in the recitals.

(f) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h) “Code” shall have the meaning set forth in the preamble.

(i) “Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.001 par value per share) of the Company. “Common Stock”, when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(j) “Company” shall have the meaning set forth in the preamble.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Current Market Price” shall have the meaning set forth in Section 11(d).

(m) “Current Value” shall have the meaning set forth in Section 11(a)(iii).

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(n) “Distribution Date” shall have the meaning set forth in Section 3(a).

(o) “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(r) “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(s) “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(t) “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward.

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(u) “Final Expiration Date” shall mean April 3, 2020.

(v) “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(w) “NYSE” shall mean the New York Stock Exchange.

(x) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(y) “Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Certificate of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(z) “Purchase Price” shall have the meaning set forth in Section 7(b).

(aa) “Record Date” shall have the meaning set forth in the recitals.

(bb) “Redemption Price” shall have the meaning set forth in Section 22(a).

(cc) “Right” shall have the meaning set forth in the preamble.

(dd) “Rights Agent” shall have the meaning set forth in the preamble.

(ee) “Right Certificate” shall have the meaning set forth in Section 3(a).

(ff) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(gg) “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(hh) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ii) “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(jj) “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

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(kk) “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(ll) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(mm) “Summary of Rights” shall have the meaning set forth in Section 3(b).

(nn) “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(oo) “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(pp) “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(qq) “Triggering Event” shall mean any Section 11(a)(ii) Event.

(rr)   “Trust” shall have the meaning set forth in Section 23(a).

(ss)  “Trust Agreement” shall have the meaning set forth in Section 23(a).

(tt)   “Unit” shall have the meaning set forth in the recitals.

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

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Section 3. Issuance of Right Certificates.

(a) Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c)   Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

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(d) Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between SITO Mobile, Ltd. and Continental Stock Transfer & Trust Company, as Rights Agent (or any successor rights agent), dated as of April 3, 2017, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.   Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a) The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

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(b) Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between SITO Mobile, Ltd. and Continental Stock Transfer & Trust Company, as Rights Agent (or any successor rights agent), dated as of April 3, 2017, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5.   Countersignature and Registration.

(a) The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

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Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in a writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid,

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

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(b) The purchase price shall initially be $11.00 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c) Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

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(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8. Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9. Reservation and Availability of Shares of Preferred Stock.

(a) The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b) The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

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(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

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(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

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(iii)  In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

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(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

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(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11d(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii) For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

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(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)   The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

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(j)   Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall its use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

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Section 12.  Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.  Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b) The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

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(c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14.  Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 15.  Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b) from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

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(c) subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16.  Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.  Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b) The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

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(c) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of gross negligence, bad faith or willful misconduct) will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 18.  Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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Section 19.  Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, subject to Section 17(b) the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

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(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President, the Treasurer, Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i)   If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

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(k) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(l)   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m)  The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n) The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o) The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 20.  Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, to the extent the Rights Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 21.  Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22.  Redemption.

(a) The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

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(b) Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

Section 23.  Exchange.

(a) The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

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(b) Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c) In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d) The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

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Section 24.  Notice of Proposed Actions.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

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Section 25.  Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

SITO Mobile, Ltd.

100 Town Square Place, Suite 204

Jersey City, NJ 07310

Fax: (201) 275-0555

with a copy (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Attention: Keith E. Gottfried, Esq.

Fax: (202) 739-3001

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attention: Compliance Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

Section 26.  Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date.

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Section 27.  Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.  Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.  Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30.  Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 31.  Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32.  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

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Section 33.  Determination and Actions by the Board, etc. Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34.  Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 35.  Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SITO MOBILE, LTD.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT

By:
Name:
Title:

[Signature Page to Section 382 Tax Benefits Preservation Plan]

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EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

SITO MOBILE, LTD.

(Pursuant to Section 151 of the Delaware General Corporation Law)

______________________________

SITO Mobile, Ltd. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on April 3, 2017, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series A Junior Participating Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series A Junior Participating Stock are as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 300,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent, the Board of Directors of the Corporation, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

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2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

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(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

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(b) Except as otherwise provided herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

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(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

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(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

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(b) Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

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8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10. Amendment. At such time as any shares of Series A Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designation on the 3rd day of April 2017.

SITO MOBILE, LTD.

By:

Name:

Title:

Attest:

__________________________________

______________, Secretary

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EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	_________Rights

NOT EXERCISABLE AFTER APRIL 3, 2020, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

SITO MOBILE, LTD.

This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, as amended, restated, renewed or extended from time to time (the “Plan”) between SITO Mobile, Ltd., a Delaware corporation (“Company”), and Continental Stock Transfer & Trust Company, as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on April 3, 2020, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the Company (a “Unit”), at a purchase price of $11.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 20___, based on the Units as constituted at such date.

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As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to stockholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

A-50

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

A-51

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of __________ __, ____.

SITO MOBILE, LTD.

By:

Name:

Title:

By:

Name:

Title:

Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Rights Agent

By:

Name:

Title:

A-52

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

_________________________________

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

A-53

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature: _________________________________

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

A-54

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: SITO MOBILE, LTD.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number _________________________________________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number ________________________________________________

(Please print name and address)

Dated: _____________, 20__

_________________________________

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

A-55

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature: _________________________________

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

A-56

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

SITO MOBILE, LTD.

SUMMARY OF THE TERMS OF THE RIGHTS
TO PURCHASE UNITS OF PREFERRED STOCK

On April 3, 2017, the Board of Directors (the “Board”) of SITO Mobile, Ltd., a Delaware corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, payable to stockholders of record on April 14, 2017, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, $0.001 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $11.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect stockholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person the consummation of which would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer (the earlier of these dates is called the “Distribution Date”). As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

A-57

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company; (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382.

A-58

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward, and (vii) the close of business on April 3, 2020.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

A-59

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on April 4, 2017. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

A-60

APPENDIX B

Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Directors and Nominees” and “Executive Officers and Employees”) list the name and business address of the directors and nominees of the Company and the name, present principal occupation and business address of the Company’s executive officers and employees who, pursuant to SEC rules, are deemed to be participants in the Company’s solicitation of proxies from its stockholders in connection with the Annual Meeting (collectively, the “Participants”), regardless of whether these individuals are actually involved in participating in the Company’s solicitation of proxies.

Directors

The principal occupations of the Company’s directors are included in the biographies under the section above titled “Current Members of the Board of Directors.” The names of each director are listed below, and the business addresses for all the directors is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name
Betsy J. Bernard
Jonathan E. Sandelman
Richard O’Connell Jr.
Joseph A. Beatty
Brent D. Rosenthal
Lowell W. Robinson (1)

(1)	The Board has determined that Mr. Rosenthal will not be nominated or recommended by the Board for re-election at the Annual Meeting

Executive Officers and Employees

The executive officers and other employees who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name	Title
Richard O’Connell Jr.	Interim Chief Executive Officer
Lawrence Firestone	Interim Chief Financial Officer
Jon Lowen	Chief Operating Officer
Michael Blanche	Chief Technology Officer
Adam Meshekow	Chief Revenue Officer

Information Regarding Ownership of Company Securities By Participants

The number of shares of the Company’s common stock beneficially held as of April 28, 2017 by its directors and those executive officers who are Participants appears in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement. Except as described in this Appendix B or otherwise in this proxy statement, none of the persons listed above in “Directors” and “Executive Officers and Employees” owns any debt or equity security issued by us of record that he or she does not also own beneficially.

B-1

Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant between May 5, 2015 and May 5, 2017. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Betsy J. Bernard	8/31/2015	8,000	Purchase
Betsy J. Bernard	9/21/2016	26,667	Purchase
Jonathan E. Sandelman	5/21/2015	20,000	Option issuance
Jonathan E. Sandelman	11/18/2015	3,288	Option issuance
Richard O’Connell Jr.	2/18/2016	25,000	Option issuance
Richard O’Connell Jr.	10/9/2015 – 10/20/2015	4,400	Purchases
Richard O’Connell Jr.	9/21/2016	13,333	Purchase
Joseph A. Beatty	8/24/2015	281	Purchase
Joseph A. Beatty	8/25/2015	534	Purchase
Joseph A. Beatty	8/26/2015	19,150	Purchase
Brent D. Rosenthal	8/9/2016	20,000	Option issuance
Brent D. Rosenthal	9/21/2016	26,667	Purchase
Lowell W. Robinson	4/18/2017	20,000	Option issuance
Lawrence Firestone	--	--	--
Jon Lowen	8/28/2015	14,866	Company acquisition
Jon Lowen	11/18/2015	28,000	Option issuance
Jon Lowen	5/5/2016	125,000	Option issuance
Jon Lowen	8/9/2016	1,774	Option issuance
Jon Lowen	12/22/2016	25,000	Option issuance
Jon Lowen	4/24/2017	75,000	Option issuance
Michael Blanche	5/5/2016	12,000	Option issuance
Michael Blanche	11/9/2016	38,000	Option issuance
Michael Blanche	4/24/2017	100,000	Option issuance
Adam Meshekow	8/10/2015	1,025	Purchase
Adam Meshekow	5/31/2016	1,630	Purchase
Adam Meshekow	11/18/2015	28,000	Option issuance
Adam Meshekow	8/9/2016	1,774	Option issuance
Adam Meshekow	12/22/2016	25,000	Option issuance
Adam Meshekow	4/24/2017	125,000	Option issuance

B-2

Miscellaneous Information Regarding Participants

Except as described in the proxy statement or this Appendix B, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix B or the proxy statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix B or the proxy statement, neither we nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon in the Baksa Proxy Solicitation or the Karen Singer Proxy Solicitation. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

Other than as set forth in Appendix B or this proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

B-3

SITO MOBILE, LTD.

The Board of Directors recommends you vote:

FOR ALL Director nominees listed in Proposal 1

FOR Proposal 2

FOR Proposal 3

1.	Election of Five Directors of SITO, each to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below _____________________

Nominees:
01) Joseph A. Beatty 02) Betsy J. Bernard 03) Richard O’Connell, Jr. 04) Lowell W. Robinson 05) Jonathan E. Sandelman
						For	Against	Abstain
2.	Non-binding, advisory resolution to approve the compensation paid to SITO’s named executive officers for the fiscal year ended December 31, 2016 as disclosed in SITO’s Annual Meeting Proxy Statement.					☐	☐	☐

3.	Ratification of the SITO Board of Directors’ adoption of SITO’s Section 382 Tax Benefits Preservation Plan.					☐	☐	☐

To transact such other business as may properly come before the 2017 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

PRELIMINARY PROXY CARD,

SUBJECT TO COMPLETION DATED MAY 8, 2017

SITO MOBILE, LTD.

2017 Annual Meeting of Stockholders

June 27, 2017

This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, the undersigned appoints Richard O’Connell, Jr. and Lawrence Firestone, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of SITO Mobile, Ltd., a Delaware corporation (the “Company”), that you are entitled to vote at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) to be held at [●] on June 27, 2017 and any adjournment, postponement, continuation or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the 2017 Annual Meeting, including any proxy previously given by telephone or internet, and acknowledges receipt of the Notice of the 2017 Annual Meeting and proxy statement dated [●], 2017.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2017 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a Director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

Continued and to be signed on reverse side